UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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Comstock Holding Companies, Inc.
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COMSTOCK HOLDING COMPANIES, INC.
1900 Reston Metro Plaza, 10th Floor
Reston, Virginia 20190

NOTICE OF THE 2025 ANNUAL MEETING OF STOCKHOLDERS
To the stockholders of Comstock Holding Companies, Inc.:
The 2025 Annual Meeting of Stockholders of Comstock Holding Companies, Inc. (the "Company"), a Delaware corporation, will be held on Wednesday, June 11, 2025, at 9:00 a.m. local time at the Company's corporate headquarters, located at 1900 Reston Metro Plaza, Reston, Virginia 20190, in the building's 2nd floor conference center.
The purpose of this meeting is to consider and vote on the following matters, each described in further detail within the proxy statement accompanying this notice:
1.To elect two directors, each to serve for a three-year term expiring at the 2028 Annual Meeting of Stockholders, or until their successors are duly elected and qualified or until their earlier resignation or removal;
2.To ratify the appointment of Grant Thornton, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025;
3.To cast a non-binding, advisory vote to approve the 2024 compensation of our named executive officers;
4.To cast a non-binding, advisory vote on the frequency of future advisory votes to approve the compensation of our named executive officers;
5.To approve a Section 382 Rights Agreement to help protect the tax benefits primarily associated with our net operating losses (the “Rights Agreement”);
6.To approve an amendment to the Company’s amended and restated certificate of incorporation providing for an adjustment to the voting power of our Class B common stock if the rights under the Rights Agreement become exercisable or are exchanged for shares of our Class A common stock in accordance with the terms of the Rights Agreement; and
7.To transact any other business that may properly come before the meeting or any adjournment or postponement thereof.
The Board of Directors has fixed April 14, 2025, as the record date for determining shareholders that are entitled to receive notice of, and to vote at, the 2025 Annual Meeting of Stockholders or any adjournment or postponement thereof.
A Notice of Internet Availability of Proxy Materials (the “Notice”) is first being sent to stockholders on or about April 30, 2025. The Notice will include instructions on how to access our 2025 Annual Report and this Proxy Statement online at www.proxydocs.com/CHCI and submit your proxy.
Your vote is important. All stockholders are invited to attend the meeting in person. If you are unable to attend, please vote your proxy promptly to ensure your shares are properly represented. You can vote by Internet, by telephone, or by signing, dating, and returning your proxy card. Stockholders who vote by proxy may still attend the meeting, revoke their proxy, and vote their shares in person.

By Order of the Board of Directors,

Robert P. Demchak, General Counsel and Secretary
Reston, Virginia
April 30, 2025
1

COMSTOCK HOLDING COMPANIES, INC.
1900 Reston Metro Plaza, 10th Floor
Reston, Virginia 20190

PROXY STATEMENT FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS
The Comstock Holding Companies, Inc. ("Comstock", the "Company", "we", "our", or "us") 2025 Annual Meeting of Stockholders (the “Annual Meeting”) will be held at Comstock's corporate headquarters, located at 1900 Reston Metro Plaza, Reston, Virginia 20190, on Wednesday, June 11, 2025, at 9:00 a.m. local time in the building's 2nd floor conference center. This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of the Company of proxies from the holders of our common stock, par value $0.01 per share, for use at the Annual Meeting or at any adjournment or postponement of the Annual Meeting.
Stockholders of record at the close of business on April 14, 2025, are entitled to receive notice of, and to vote at the Annual Meeting. As of the record date there were 9,847,944 shares of Class A common stock and 220,250 shares of Class B common stock outstanding. Each holder of our Class A common stock may cast one (1) vote per share held on all matters to be voted on at the Annual Meeting. Each holder of our Class B common stock may cast fifteen (15) votes per share held on all matters to be voted on at the Annual Meeting. A list of our stockholders will be available at our corporate headquarters, located at 1900 Reston Metro Plaza, 10th Floor, Reston, Virginia 20190, for a period of ten days prior to the Annual Meeting.
A Notice of Internet Availability of Proxy Materials (the “Notice”) is first being sent to stockholders on or about April 30, 2025. The Notice will include instructions on how to access our 2025 Annual Report and this Proxy Statement online at www.proxydocs.com/CHCI and submit your proxy.
Purpose of Annual Meeting
At the Annual Meeting, stockholders will act upon the matters outlined in the notice of meeting on the cover page of this Proxy Statement, consisting of the (Proposal 1) election of two directors; (Proposal 2) ratification of the appointment of Grant Thornton, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025; (Proposal 3) approval of the compensation of our named executive officers on a non-binding, advisory basis; (Proposal 4) approval of the frequency of future advisory votes to approve the compensation of our named executive officers on a non-binding, advisory basis; (Proposal 5) approval of a Section 382 rights agreement to help protect the tax benefits primarily associated with our net operating losses (the “Rights Agreement”); (Proposal 6) approval of an amendment to the Company’s amended and restated certificate of incorporation (as amended, the “Restated Certificate of Incorporation”) providing for an adjustment to the voting power of our Class B common stock if the rights under the Rights Agreement become exercisable or are exchanged for shares of our Class A common stock in accordance with the terms of the Rights Agreement (the "Proposed Rights Agreement Amendment"); and (Proposal 7) any other matters that properly come before the meeting.
Board Recommendations
As more fully discussed under “Summary of Business Matters to be Voted On,” our Board recommends: (1) a vote FOR the election of the respective nominees for director named in this Proxy Statement; (2) a vote FOR the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2025; (3) a vote FOR approval of 2024 executive compensation; (4) a vote of 1 YEAR on the frequency of future advisory votes to approve the compensation of our named executive officers; (5) a vote FOR the approval of the Rights Agreement; and (6) a vote FOR the approval of the Proposed Rights Agreement Amendment.

Unless contrary instructions are indicated on the proxy card, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth below) will be voted: (1) FOR the election of the respective nominees for director named in this Proxy Statement; (2) FOR the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2025; (3) FOR approval of the 2024 compensation of our named executive officers; (4) FOR 1 YEAR on the frequency of future advisory votes to approve the compensation of our named executive officers; (5) FOR the approval of the Rights Agreement; and (6) FOR the approval of the Proposed Rights Agreement Amendment. In the event a stockholder specifies a different choice by means of the proxy card, such shares will be voted in accordance with the specification made.
Attendance at the Annual Meeting
All of our stockholders as of the record date, or their duly appointed proxies, may attend the meeting. Please note that shares held in “street name” (that is, through a broker or other nominee) require a copy of a brokerage statement evidencing stock ownership as of the record date.
Voting Rights and Quorum
Holders of Class A common stock as of the record date are entitled to one vote per share on each matter that is submitted to stockholders for approval. Holders of Class B common stock as of the record date are entitled to fifteen (15) votes per share on each matter that is submitted to stockholders for approval.
The presence at the Annual Meeting, in person or by proxy, of the holders of Class A and Class B common stock representing a majority of the combined voting power of the outstanding shares of stock on the record date will constitute a quorum, permitting the meeting to conduct its business. Abstentions and "broker non-votes" are counted as present for purposes of determining a quorum. Votes cast by proxy or in person at the meeting will be tabulated by the inspector of elections appointed for the meeting and will determine whether a quorum is present. The inspector of elections will treat abstentions and broker non-votes as shares that are present and entitled to vote for purposes of determining the presence of a quorum.
Voting Requirements
For Proposal 1, the election of directors, a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote in the election of directors will be required to elect each of the two director nominees to each serve for a three-year term expiring at the 2028 annual meeting of stockholders or until their successors are duly elected and qualified or until their earlier resignation or removal. Stockholders may vote “for” all of the director nominees, “withhold” authority to vote for all of the nominees or “withhold” authority to vote for any individual nominee but vote for another nominee.

For Proposal 2, the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025, the affirmative vote of the holders of a majority of the voting power of the issued and outstanding stock of the Company entitled to vote on the matter, present and voting, in person or represented by proxy at the meeting, will be required. Stockholders may vote “for,” “against” or “abstain” from voting on Proposal 2. An abstention will have the effect as a vote “against” this proposal.

For Proposal 3, the non-binding, advisory vote to approve the compensation of our named executive officers, the affirmative vote of the holders of a majority of the voting power of the issued and outstanding stock of the Company entitled to vote on the matter, present and voting, in person or represented by proxy at the meeting, will be required. Voting for Proposal 3 is being conducted on a nonbinding, advisory basis and, therefore, the voting results will not be binding on the Company, our Board or our Compensation Committee although our Compensation Committee and Board will consider the results of the voting on this proposal for future executive compensation decisions. Stockholders may vote “for,” “against” or “abstain” from voting on Proposal 3. An abstention will have the effect as a vote “against” this proposal.

For Proposal 4, the non-binding, advisory vote to recommend the frequency of future advisory votes to approve the compensation of named executive officers, stockholders may vote to recommend that future advisory votes on executive compensation should occur every year, every two years or every three years. The frequency option that receives the most votes meeting is the one that will be deemed approved by the stockholders. Voting on Proposal 4 is being conducted on a non-binding, advisory basis, and, therefore, the voting results will not be binding on the Company, our Board or our Compensation Committee, although our Compensation Committee and Board will consider the results of the voting on this proposal for future advisory votes on executive compensation. Stockholders may vote “One Year,” “Two Years,” “Three Years,” or “abstain,” on Proposal 4. An abstention will not have any effect on the outcome of this proposal.

For Proposal 5, approval of the Rights Agreement, the affirmative vote of the holders of a majority of the voting power of the issued and outstanding stock of the Company entitled to vote on the matter, present and voting, in person or represented by proxy at the meeting, will be required.

For Proposal 6, approval of the Proposed Rights Agreement Amendment, the affirmative vote of the holders of a majority of the voting power of the issued and outstanding stock of the Company entitled to vote on the matter and the affirmative vote of the holders of a majority of the outstanding shares of our Class B common stock, voting as a separate class, present and voting, in person or represented by proxy at the meeting, will be required.
Effect of Not Voting
If you are a stockholder of record and do not vote over the Internet, by telephone, or by completing and returning your proxy card, your shares will not be voted. If you are a beneficial owner and do not instruct your broker, bank or other nominee how to vote your shares, the question of whether your broker, bank or other nominee will still be able to vote your shares depends on whether Nasdaq deems the particular proposal to be a “routine” matter. Brokers, banks or other nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the Nasdaq, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested) and executive compensation. Accordingly, of the proposals up for voting at this Annual Meeting, your broker, bank, or other nominee may only vote your shares on the ratification of the appointment of our independent registered public accounting firm.

At the meeting, only Proposal 2, the ratification of the appointment of our independent registered public accounting firm, is considered a routine matter. Brokers will be prohibited from exercising discretionary authority with respect to the other proposals. Therefore, if you hold your shares in the name of a bank, broker or other holder of record, for your vote to be counted in Proposals 1, 3, 4, 5 and 6, you will need to communicate your voting decisions to your bank, broker or other holder of record before the date of the meeting. Because broker non-votes are not voted affirmatively or negatively, they will have no effect on the approval of any of the proposals, except where brokers may exercise their discretion on routine matters.
Voting Methods
If you are a holder of record, meaning if your shares are registered in your own name with our transfer agent, you may vote by proxy over the Internet, by telephone, or by signing, dating, and returning a paper proxy card. Voting instructions for each method are provided on the proxy card contained in the notice. The internet and telephone voting procedures are designed to authenticate your identity, to allow you to vote your shares, and to confirm that your voting instructions are properly recorded.

If you are a street name holder, meaning if you hold your shares through a bank, broker or other holder of record, you must vote in accordance with the voting instruction form provided by your bank, broker or other holder of record. The availability of telephone or internet voting will depend upon your bank’s, broker’s, or other holder of record’s voting process.

If you come to the meeting, you can vote in person. If you are a street name holder and wish to vote at the meeting, you must first obtain a proxy from your bank, broker or other holder of record authorizing you to vote.
Revocability of Proxies
Any person giving a proxy may revoke their proxy at any time before its use by delivering either a written notice of revocation, a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.
Solicitation Costs
This solicitation is being made by, and on behalf of, the Company's Board of Directors and all costs of preparing and delivering this Proxy Statement and the corresponding proxy materials will be paid for by the Company. We may reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding solicitation materials to such beneficial owners. Proxies also may be solicited by certain of our directors and officers, personally or by telephone or e-mail, without compensation for the solicitation.

SUMMARY OF PROPOSALS TO BE VOTED ON
PROPOSAL 1:
ELECTION OF DIRECTORS
Our Amended and Restated Certificate of Incorporation and Bylaws provide that the number of our directors shall be fixed from time to time by resolution of our Board. Presently, the number of directors is fixed at six and the Board has no vacancies. Our Board is divided into three classes, each which stand for election at the expiration of their respective three-year term. At each annual meeting of stockholders, director(s) whose term(s) are expiring will be nominated for re-election or succeeded by one or more nominee(s).

The following directors have terms expiring at the 2025 Annual Meeting of Stockholders and are being nominated by the Board for re-election:

Christopher Clemente
Thomas J. Holly
Unless otherwise instructed, proxy holders will vote the proxies received by them for the nominee named above. In the event that the nominee is unable or declines to serve as a director at the time of the meeting, the proxies will be voted for any nominee designated by the current Board to fill the vacancy. It is not expected that any of the nominees will be unable, or will decline, to serve as a director.
THE BOARD RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES

About Our Board of Directors
Current Nominees
Christopher Clemente, 64, founded the Company in 1985 and since 1992 he has served as our Chairman and Chief Executive Officer. Mr. Clemente has decades of experience in all aspects of residential and commercial real estate development and a long history of success as an entrepreneur.

The Company believes Mr. Clemente’s position as our Chief Executive Officer, his success as an entrepreneur, and his depth of skill and experience in residential and commercial real estate development qualify him to serve as a member of our Board.
Thomas J. Holly, 60, is a former Partner at PricewaterhouseCoopers (PwC), where he led PwC’s U.S. Asset & Wealth Management practice that specializes in delivering holistic solutions to global multi-strategy asset managers. During his 30+ year career in public accounting, including a 25-year tenure with PwC as a partner, Mr. Holly served clients in real estate, construction, asset management services, professional sports teams, private equity, and venture capital. He held additional leadership positions at PwC earlier in his career, including Washington Metro Tax Market Leader, and Private Company Leader - Mid Atlantic. Mr. Holly attended Bloomsburg University in Pennsylvania and holds a bachelor’s degree in business administration.
Mr. Holly currently serves as a member of the Audit Committee of our Board of Directors. In addition, he currently serves as a board member for Youth for Tomorrow.
The Company believes Mr. Holly's background in commercial real estate and asset management, as well as his vast knowledge and experience with capital markets transactions and commercial real estate financing, qualify him to serve as a member of our Board.
Continuing Directors with Terms Expiring in 2026
David M. Guernsey, 77, is the Chief Executive Officer of Guernsey Inc., a role he has held since 1971 when he first founded the company. Guernsey is one of the largest independently owned providers of office supplies, kitchen and break room, janitorial and facilities, furniture, and promotional products in the United States. Mr. Guernsey attended George Mason University and the University of Virginia where he majored in business administration and management.
Mr. Guernsey currently serves as a the chair of the Compensation Committee on our Board of Directors. In addition, he currently serves as a board member on the Northern Virginia Transportation Alliance. Mr. Guernsey is also a member of the Go Virginia Region Seven Council, a Virginia state initiative.
The Company believes Mr. Guernsey’s extensive experience with public companies, broad management and market expertise, and his proven success as an entrepreneur qualify him to serve as a member of our Board.
James A. MacCutcheon, 72, is a former President and Chief Executive Officer of Sunburst Hospitality Corporation, a nationwide hotel owner/operator of recognized brands such as Choice Hotels, Best Western, and others. He served as CEO of Sunburst from 2000 to 2007, during which time he conceptualized and led a leveraged buyout to privatize Sunburst, which was previously listed on the NYSE. Mr. MacCutcheon previously served as Executive Vice President, Chief Financial Officer, and Treasurer of Sunburst from 1997 to 2000. He served in similar CFO roles at Choice Hotels International (NYSE:CHH) from 1996 to 1997 and its former parent company, Manor Care, Inc., from 1987 to 1996. Prior career experience also includes a tenure serving as a Partner with the accounting firm Arthur Andersen. Mr. MacCutcheon holds a bachelor’s degree in accounting from Case Western Reserve University and is a certified public accountant.
Mr. MacCutcheon currently serves as the chair and designated financial expert of the Audit Committee and is a member of the Compensation Committee on our Board of Directors. In addition, he previously served as a board member for Sunburst, D.C. Children’s Hospital Foundation, Children’s National Medical Center, Hampden-Sydney College, and numerous others.
The Company believes Mr. MacCutcheon’s executive-level experience across a variety of industries and extensive financial and public accounting background qualify him to serve as a member of our Board.
Robert P. Pincus, 78, is a former commercial banking executive and was most recently Vice Chairman of EagleBank and Eagle Bancorp, a community bank headquartered in Bethesda, Md. which he retired from in 2016. Prior to joining EagleBank in 2008, he had served since 2005 as chairman of Fidelity & Trust Bank , which was acquired by EagleBank. Mr. Pincus was Chairman of the Board of BB&T Bank, D.C. Metro Region and was Regional President from 1998 to 2002. From 1991 to 1998, served as

President and Chief Executive Officer of Franklin National Bank of Washington, D.C. until its acquisition by BB&T. From 1986 to 1991, Mr. Pincus was Regional President of Sovran Bank until its acquisition by Bank of America. From 1971 to 1986, Mr. Pincus was with D.C. National Bancorp, Inc., where he eventually rose to become President and Chief Executive Officer, prior to its merger with Sovran Bank. Mr. Pincus holds a bachelor’s degree from the University of Maryland and an MBA from American University.
Mr. Pincus currently serves as a member of the Audit Committee on our Board of Directors. In addition, Mr. Pincus has served on the boards of numerous other nonprofit organizations, academic institutions, cancer centers, and foundations, including a current role on the Arena Stage Board of Trustees where he also serves on their Compensation Committee. Mr. Pincus has previously been acknowledged by the business community in the metropolitan Washington area as Entrepreneur of the Year, Washingtonian of the Year and in 2004 he was elected to the Washington Business Hall of Fame.
The Company believes Mr. Pincus’ wealth of experience in commercial and investment banking qualifies him to serve as a member of our Board.
Continuing Directors with Terms Expiring in 2027
David P. Paul, 62, is a former President and Chief Operating Officer of JBG SMITH (NYSE: JBGS), a publicly traded real estate investment trust. He served in that position from 2017 until his retirement in 2023, and his responsibilities included oversight of strategy, investments, development, and operations of the firm. Mr. Paul previously served as a Managing Partner at JBG, the commercial real estate developer and real estate private equity firm that was the predecessor entity to JBG SMITH. He joined JBG in 2007 and played a pivotal role in JBG’s growth and transition into a public company in 2017. Mr. Paul began his career at Bain & Co. before starting his 35-year career in real estate development and investment that has included both domestic and international properties. Mr. Paul holds a bachelor’s degree from Vanderbilt University and an MBA from the Tuck School of Business at Dartmouth.
Mr. Paul currently serves as a member of the Compensation Committee on our Board of Directors. In addition, he currently serves on the Board of Trustees of Dartmouth-Hitchcock Hospital.
The Company believes Mr. Paul's extensive knowledge and experience in commercial real estate and track record as an innovator and leader in the industry qualify him to serve as a member of our Board.

Board of Directors Meetings, Committees, and Related Matters
Director Independence
The Board has determined each of the current Company directors, with the exception of Christopher Clemente, is "independent" according to the Nasdaq listing standards and the rules and regulations promulgated by the SEC. Mr. Clemente does not qualify as independent due to his service as the Chief Executive Officer of the Company. We believe that we comply with all applicable requirements of Nasdaq and the SEC relating to director independence and the composition of the committees of our Board.
Board Committees and Meetings
Our Bylaws authorize the Board to designate one or more committees, each consisting of one or more directors of the Company. The Board has established two standing committees: an Audit Committee and a Compensation Committee. Board leadership and committee participation is summarized as follows:

	Name	Audit Committee	Compensation Committee
Christopher Clemente ◆
	David M. Guernsey		Chair
	Thomas J. Holly	Member
	James A. MacCutcheon ■	Chair	Member
	David P. Paul		Member
	Robert P. Pincus	Member

◆	Chairman of the Board
■	Audit Committee Financial Expert
The following provides further details on the Board's committees and their established function:

Committee	Function
Audit:	•Oversight of accounting and financial reporting processes and control environment
James A. MacCutcheon, Chair	•Assists Board with ensuring integrity of financial statements
Thomas J. Holly	•Monitors compliance with legal and regulatory requirements
Robert P. Pincus	•Selects qualified independent registered public accounting firm
•Approves scope and cost of annual audit activities
•Reviews interim review and audit results
•Monitors Company's enterprise risk management practices
Compensation:	•Reviews and makes recommendations on compensation of CEO and executive officers
David M. Guernsey, Chair	•Reviews CEO recommendations on compensation for non-executive employees
James A. MacCutcheon	•Reviews the operations and structure of the Company's executive compensation plans
David P. Paul	•Approves engagement of third-party consultant for compensation benchmarking
•Administers and approves grants of equity awards under the Company's stock plan
•Authority to delegate matters within its power and responsibility to individuals or subcommittees when it deems appropriate, except to the extent prohibited by law or regulation
Each Board committee operates under a formal charter that governs its duties and conduct and requires a majority of committee members to make a quorum and a majority of the quorum to approve committee actions. Each charter is reviewed at least annually and revised, as appropriate, to comply with changing regulatory requirements and reflect evolving best practices. A copy of each Board committee’s charter is available on our investor relations website, www.ir.comstock.com, along with the Company’s Corporate Governance Guidelines, a Code of Conduct, a Code of Ethics for the CEO and Senior Financial Officers, and a Whistleblower Policy. These documents are also available in print to any stockholder requesting a copy in writing from our Corporate Secretary at our executive office set forth in this Proxy Statement.

The following table summarizes the number of Board and Board committee meetings held in fiscal year 2024:

Number of Meetings
Board of Directors	4
Audit Committee	4
Compensation Committee	1
No incumbent director attended fewer than 75% of the aggregate of (i) the number of regular meetings of the Board held during the period he or she served on the Board and (ii) the number of regular committee meetings of the Board held during the period he or she served on these committees. We have adopted a formal policy that requires in-person attendance at all Board meetings, including our Annual Meeting of Stockholders. All of the then current Board members attended the 2024 Annual Meeting of Stockholders.
Director Nomination and Selection
The Board does not have a standing nominating committee. It is the Board’s view, given its relatively small size and composition of primarily independent directors, that it is appropriate for the Board to select or recommend director nominees itself. Each director has the ability to suggest a nominee and such suggestions are comprehensively reviewed by the independent directors. Director nominees are recommended for selection by a majority of the independent directors. Prospective members of the Board must be qualified individuals who, if added to the Board, would provide sound business judgment, business experience, corporate perspectives, backgrounds and skills appropriate for the Company. Criteria for selection of candidates include, but are not limited to: (i) business and financial acumen, (ii) a proven record of accomplishment and ability to work with others, (iii) knowledge of our industry and expertise in areas relevant to our business, and (iv) relevant experience with, and knowledge of, corporate governance practices.
The Board does not have a specific policy for consideration of nominees recommended by security holders because a significant degree of voting control relative to the Company’s outstanding equity securities is maintained by Mr. Clemente, a current executive officer and director. However, security holders can recommend a prospective nominee for the Board by writing to our Corporate Secretary at our executive offices and providing the information required by our bylaws, along with any additional supporting materials the security holder considers appropriate. The Board will consider and evaluate nominees suggested by security holders using the criteria described above. There have been no nominees recommended by our stockholders for the 2025 Annual Meeting of Stockholders.
In addition to the above procedure, our bylaws provide that a stockholder may propose a director candidate to be considered and voted on at an annual meeting of stockholders by providing notice thereof to our Corporate Secretary not less than 90 calendar days, nor more than 120 calendar days, before the first anniversary of the date of the previous year's annual meeting. This notice must set forth certain information relating to the proposed nominee as required by our Bylaws. The chairman of the meeting will determine whether a nomination set forth by such stockholder is in accordance with the procedures set forth in the Bylaws and may determine that such nomination is defective and therefore should be disregarded.

Communication with the Board
Interested parties may communicate with our Board or specific members of our Board, including our independent directors and the members of our various Board committees, by submitting a letter addressed to the Board of Comstock Holding Companies, Inc., c/o any specified individual director or directors at 1900 Reston Metro Plaza, 10th Floor, Reston, Virginia 20190. All letters received are then forwarded to the indicated directors, committees or full Board, as appropriate.
Director Compensation
Our non-employee director compensation structure for the year ended December 31, 2024 is summarized as follows:

•Annual retainer of $80,000
•Additional retainer of $6,000 for participation in the Audit Committee
•Additional retainer of $4,000 for the Audit Committee Chair
•Additional retainer of $4,000 for the Audit Committee Financial Expert
•Additional retainer of $4,000 for participation in the Compensation Committee
•Additional retainer of $4,000 for the Compensation Committee Chair

Non-employee directors may elect to receive up to 50% of their annual director compensation in the form of fully-vested shares of our Class A common stock. Employees who also serve on the Board receive no additional compensation for their services.

The following table summarizes the compensation earned by our non-employee directors for the year ended December 31, 2024:

	Name	Fees Earned or Paid in Cash (1) ($)	Stock Awards ($)	Other Compensation ($)	Total ($)
	David M. Guernsey	$85,000	$—	$—	$85,000
	Thomas J. Holly	86,000	—	—	86,000
	James A. MacCutcheon	95,000	—	—	95,000
	David P. Paul	84,000	—	—	84,000
	Robert P. Pincus	86,000	—	—	86,000

(1)
Amounts reflect the annual retainer and additional retainers for service on committees settled via quarterly cash payments. Each of Messrs. Holly and Paul elected to receive 50% of their compensation in the form of shares of fully vested Class A common stock and, pursuant to such election, received the following number of shares of Class A common stock: Mr. Holly - 6,614 shares; Mr. Paul - 6,462 shares

For fiscal year 2025, there are no changes to the non-employee director compensation structure detailed above. Mr. Clemente did not receive additional compensation for serving as a director. His compensation is described under the Summary Compensation Table later in this Proxy Statement.
Board Leadership Structure
Mr. Clemente serves as our Chairman of the Board and Chief Executive Officer and each of our two Board committees are led by different independent directors. The Board believes that this leadership structure is the most effective for the Company at this time for the following reasons:

•The combined Chairman/CEO role promotes decisiveness, fosters clear accountability, and enhances the clarity and consistency of corporate communications.
•The independent director-led Board committees provide external oversight on key business matters, act as an appropriate safeguard, and foster collaboration when it comes to developing corporate policies and strategies.
As the Company's ultimate decision-making body, the Board manages all key aspects of our business and is charged with establishing a corporate environment that promotes long-term success and maximizes stockholder value. In determining the appropriate leadership structure, the Board considers both the specific needs of the business and what is in the best interest of the Company’s stockholders.
Risk Oversight
The Board takes an active role in monitoring and assessing the Company’s risks, which include risks associated with business strategy, operations, credit, financing, cybersecurity, and capital investments. In fulfilling this oversight role, our Board focuses on understanding the nature of our enterprise risks, including our operations and strategic direction, as well as the adequacy of our risk management processes. There are a number of ways our Board performs this function, including the following:
•Review of management reports at its regularly scheduled meetings that include updates on business operations, financial results, strategy and potential business risks;
•Audit Committee discussion with management about financial and enterprise risk management, including major risk exposures, and the steps management has taken to monitor and control such exposures; and
•Compensation Committee discussion with management about risks and exposures related to executive and employee compensation programs, including analysis on the impact of utilizing short-term versus long-term incentives. Management and the Compensation Committee have concluded that the risks associated with our compensation programs are not likely to have a material adverse effect on the Company.

Our Values
We are committed to pursuing environmental sustainability, social responsibility, and robust governance practices across all our operations. We recognize that development of real estate can have significant impact, positive or negative, for the surrounding community, the region, and the environment that we all share. We believe that companies developing real estate have a responsibility to maximize the positive impacts while taking steps to minimize negative impacts. Supporting and fostering these initiatives is instrumental in making our communities better places to live, work, and play while simultaneously bolstering asset value, reducing risk, and positively impacting all stakeholders. The following are highlights from our 2024 ESG Report, the full version of which can be found on our website: www.Comstock.com/Corporate-Responsibility.
Environmental
We believe that environmentally sound business practices are critical to the long-term success of our business and the communities in which we operate. Our managed portfolio already includes multiple assets that are Leadership in Energy and Environmental Design (“LEED”) and Energy Star certified, and multiple initiatives are underway to increase the percentage of LEED and Energy Star certified buildings in our managed portfolio. Currently, all buildings in the Reston Metro Plaza District in Reston Station are LEED Silver certified or above and Energy Star certified. We continue to expand our capabilities around monitoring energy and utility consumption at all our properties, allowing us to better identify opportunities to maximize efficiency and sustainability through operational and capital improvements.
We have a partnership with DAVIS Construction on the utilization of CarbonCure, a sustainable concrete component, in the construction of Phase II of our Reston Station development (the Reston Row District). CarbonCure is clean technology that produces greener concrete by recycling carbon dioxide (CO2) produced during the cement manufacturing process and injecting the recycled CO2 into fresh concrete during mixing. Once injected, the CO2 transforms into a mineral that improves the compressive strength of concrete and captures the recycled CO2 emissions which are never re-released into the atmosphere. Every cubic yard of concrete produced with CarbonCure technology saves an average of 25 pounds of carbon from entering the atmosphere, which will save millions of pounds of CO2 emissions from entering the atmosphere. The Reston Row District is expected to utilize approximately 500,000 cubic yards of CarbonCure, which will divert 5 million pounds of carbon, or the equivalent of 258,000 gallons of gasoline not being burned. Furthermore, we intend to engage our supply chain to incorporate sustainable designs, materials, and systems into all ongoing or future developments.
Our transit-oriented developments promote the use of mass transit, ride sharing, and alternate modes of transportation. We continue to expand the availability of electronic vehicle charging stations and bike racks at our properties to promote the reduction of congestion and our overall carbon footprint. In recognition of the positive impacts resulting from Reston Station’s design, the development has been awarded the designation of Best Workplaces for Commuters each year since 2020 by the Best Workplaces for Commuters Organization, coordinated by the National Center for Transit Research at the Center for Urban Transportation Research.
Social (Human Capital)
We strive to create extraordinary places and provide exceptional experiences in places where people live, work, and play. We recognize the vital importance of community engagement in achieving this goal, which is why philanthropic partnerships have always been a key focus. We host a variety of community events in the public spaces we develop, aimed at creating rich and meaningful experiences. We support local organizations through charitable events, including Boys & Girls Club of Greater Washington, Habitat for Humanity, St. Jude Children’s Research Hospital, multiple youth sports organizations and local schools, and others. We partner with Cornerstones, Reston’s leading non-profit dedicated to helping underserved populations, to purchase winter coats for children and contribute meals to those in need. We encourage all employees to participate in charitable efforts in the community by providing paid leave to volunteer and numerous charitable contribution matching opportunities.
A key to our success is our ability to attract and retain a talented workforce that understands the numerous benefits of working in-office rather than remotely. We employ a diverse, multi-generational staff that consisted of 206 full-time and 45 part-time employees as of December 31, 2024. We promote collaboration, support, and innovation, providing all our employees the opportunity to achieve their professional and wellness goals. We continuously strive to diversify our workforce, provide equal access to opportunities to our people, and promote a working environment based on mutual trust, confidence, and respect. Our employees have access to a comprehensive suite of benefits, including, but not limited to, medical, dental, vision, and life insurance options; flexible and health savings accounts; 401k plan matching; and professional development reimbursement. We offer numerous wellness initiatives and training opportunities, including diversity training and a broad suite of e-learning courses.

Governance
Our employees, managers and officers conduct our business under the direction of our CEO and the oversight of our Board to enhance our long-term value for our stockholders. The core responsibility of our Board is to exercise its fiduciary duty to act in the best interests of our Company and our stockholders. In exercising this obligation, our Board and its individual committees perform several specific functions, including risk assessment, review and oversight. While management is responsible for the day-to-day management of risk, our Board retains oversight of risk management for our company, assisting management by providing guidance on strategic risks, financial risks, and operational risks.
We have established corporate governance guidelines and policies that promote Company values, including a code of conduct as well as a code of ethics. Our information security team deploys an array of cybersecurity capabilities to protect our various business systems and data. We continually invest in protecting against, monitoring, and mitigating risks across the enterprise. We had no material publicly reportable information security incidents in the fiscal year ended December 31, 2024.

PROPOSAL 2:
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee appointed Grant Thornton LLP (“Grant Thornton”) as the Company's independent registered public for the fiscal year ended December 31, 2025. Grant Thornton has served as the Company's independent registered public accounting firm since June 2020 and does not have any direct or indirect financial interest in the Company or any of its subsidiaries.
We are asking our stockholders to ratify the selection of Grant Thornton as our independent registered public accounting firm that will audit our consolidated financial statements for the fiscal year ending December 31, 2025, and perform additional appropriate services. The Board and the Audit Committee consider Grant Thornton to be well qualified to serve as the Company’s independent registered public accounting firm.
Although action by stockholders for this matter is not required, the Board and the Audit Committee believe that it is appropriate to seek stockholder ratification of the appointment in order to provide our stockholders with a means of communicating their level of satisfaction with the Company's independent registered public accounting firm. If the proposal is not approved, the Audit Committee will take the result into consideration and will re-examine the appointment. The Audit Committee, at its sole discretion, may direct the appointment of a different independent registered public accounting firm at any time if it feels that such a change would be in the best interests of the Company and our stockholders.
We anticipate that representatives of Grant Thornton will be present at the meeting, will have the opportunity to make a statement if they desire, and will be available to respond to appropriate questions.
THE BOARD RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF
GRANT THORNTON, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
OR THE FISCAL YEAR ENDING DECEMBER 31, 2025

Fees Paid to Independent Registered Public Accounting Firm
The following table summarizes fees and expenses fees billed by Grant Thornton, our registered public accounting firm, for the fiscal years ended December 31, 2024 and 2023:

	2024	2023
Audit Fees	$332,700	$290,900
Audit-Related Fees	—	—
Tax Fees	—	—
Other Fees	—	5,000
Total	$332,700	$295,900
Audit fees include fees for professional services rendered in connection with the audit of the Company's annual consolidated financial statements included in the Company's Annual Report on Form 10-K and the review of the Company's quarterly consolidated financial statements included in the Company's Quarterly Reports on Form 10-Q.
Other fees in 2023 include a charge to update an auditor consent that was required in conjunction with the filing of a Form 10-K/A for the year ended December 31, 2022 to correct a minor typographical error in management certification exhibits.
Pre-Approval Policy and Procedures
The charter of the Audit Committee provides that the duties and responsibilities of the Audit Committee include the pre-approval of all audit, audit-related, tax, and other services permitted by law or applicable SEC regulations (including fee and cost ranges) to be performed by our independent registered public accounting firm. All pre-approved services that will involve fees or costs exceeding pre-approved levels will also require specific pre-approval by the Audit Committee. Unless otherwise specified by the Audit Committee in pre-approving a service, the pre-approval will be effective for the 12-month period following pre-approval. The Audit Committee will not approve any non-audit services prohibited by applicable SEC regulations or any services in connection with a transaction initially recommended by the independent registered public accounting firm, the purpose of which may be tax avoidance and the tax treatment of which may not be supported by the Internal Revenue Code and related regulations. To the extent deemed appropriate, the Audit Committee may delegate pre-approval authority to the Chairman of the Audit Committee or any one or more other members of the Audit Committee, provided that any member of the Audit Committee who has exercised any such delegation must report any such pre-approval decision to the Audit Committee at its next scheduled meeting. The Audit Committee will not delegate to management the pre-approval of services to be performed by the independent registered public accounting firm.
Our Audit Committee requires that our independent registered public accounting firm, in conjunction with our Chief Financial Officer, be responsible for seeking pre-approval for providing services to us and that any request for pre-approval must inform the Audit Committee about each service to be provided and must provide the details associated with the particular service to be provided.
All of the services provided by Grant Thornton described above were approved by our Audit Committee.

Report of the Audit Committee
The Audit Committee oversees the Company’s accounting and financial reporting processes and the annual audit of its financial statements, including the performance and compensation of the Company’s independent auditor. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls and the certification of the integrity and reliability of the Company’s internal controls procedures.
In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed the Company’s audited financial statements for the fiscal years ended December 31, 2024 and 2023 with management. The Audit Committee also reviewed the Company’s audited financial statements for the fiscal years ended December 31, 2024, and 2023 with Grant Thornton, LLP ("Grant Thornton"), the Company’s independent registered public accounting firm. The Audit Committee has discussed with Grant Thornton the matters required to be discussed by auditing standards of the Public Company Accounting Oversight Board (“PCAOB”), including Auditing Standard No. 1301 (Communications with Audit Committees). This discussion included, among other things, a review of the quality of the Company’s accounting principles, the reasonableness of significant estimates and judgments, and the clarity of disclosure in the Company’s financial statements, including the disclosures related to critical accounting policies and practices used by the Company. The Audit Committee has reviewed permitted services under rules of the Securities and Exchange Commission as currently in effect, and discussed with Grant Thornton its independence from management and the Company. The Audit Committee received the written disclosures and letters from Grant Thornton required by the PCAOB regarding communications with the Audit Committee concerning independence. The Audit Committee also has discussed whether the provision of any non-audit services to the Company is compatible with the independence of Grant Thornton. In addition, the Audit Committee discussed the rules of the Securities and Exchange Commission that pertain to the Audit Committee and the roles and responsibilities of Audit Committee members.
Based on its review of the financial statements and the aforementioned discussions, the Audit Committee concluded that it would be reasonable to recommend, and on that basis did recommend, to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

Respectfully submitted by the Audit Committee,
James A. MacCutcheon, Chair
Thomas J. Holly
Robert P. Pincus

PROPOSAL 3:
ADVISORY VOTE ON EXECUTIVE COMPENSATION
In accordance with Section 14A of the Exchange Act, stockholders are being given the opportunity to vote on an advisory (non-binding) resolution to approve the compensation of the Company’s named executive officers ("NEOs"). The Compensation Committee will review and consider the results of the vote carefully. Depending upon the results of that review, the Compensation Committee will take such action, if any, as it deems appropriate.
Please review the “Summary Compensation Table” together with the related narrative disclosures in this Proxy Statement prior to voting. Our Board is asking stockholders to cast a non-binding, advisory vote FOR the following resolution:
“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables, is hereby APPROVED.”
Our executive compensation program is comprised principally of salary and, from time to time, equity and cash bonus, designed to: 1) align the compensation of our executives with stockholder value and financial performance, 2) achieve a balanced package that attracts and retains highly qualified senior officers, and 3) appropriately reflect each such officer’s individual performance and contributions. The Company regularly reviews its compensation programs and the overall compensation package paid to each of its executive officers to assess risk and to ensure that the program is structured appropriately and remains aligned with the Company’s strategic goals.
For the above reasons, the Board of Directors is asking stockholders to support this proposal. Although the vote we are asking you to cast is non-binding, the Compensation Committee and the Board value the views of our stockholders and will consider the outcome of the vote, among other factors, when determining future compensation arrangements for our executive officers. Unless this policy changes, the next advisory vote on executive compensation will take place at our 2026 Annual Meeting of Stockholders.
THE BOARD RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE COMPENSATION OF
OUR NAMED EXECUTIVE OFFICERS

PROPOSAL 4:
ADVISORY VOTE ON THE FREQUENCY OF ADVISORY VOTES
TO APPROVE COMPENSATION OF NAMED EXECUTIVE OFFICERS
Section 14A of the Exchange Act requires that we provide our stockholders a non-binding, advisory vote on the frequency of future advisory votes to approve the compensation of our named executive officers. Accordingly, we are asking our stockholders to indicate, on a non-binding, advisory basis, whether they would prefer future advisory votes on the compensation of our named executive officers to occur every one, two or three years. Stockholders also may, if they wish, abstain from casting a vote on this proposal.

Our Board recommends that we hold future advisory votes on the compensation of our named executive officers every year. In formulating its recommendation, our Board considered that an annual advisory vote on executive compensation will allow our stockholders to provide us with real-time and direct input on our compensation philosophy, policies and practices as disclosed in the proxy statement every year. The Board also believes that an annual advisory vote enhances transparency and is consistent with our efforts to engage in an ongoing dialogue with our stockholders on executive compensation and corporate governance matters.

As an advisory vote, this proposal is not binding on the Company, our Board, or the Compensation Committee. However, the Compensation Committee and our Board value the opinions expressed by our stockholders in their votes on this proposal and will consider the outcome of the vote when making future decisions regarding the frequency of conducting the advisory vote on executive compensation.
THE BOARD RECOMMENDS A VOTE FOR "ONE YEAR" ON THE FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE COMPENSATION OF NAMED EXECUTIVE OFFICERS

EXECUTIVE OFFICERS

Our executive officers are elected by, and serve at the discretion of, the Board of Directors.

Name	Age	Position
Christopher Clemente	65	Chairman of the Board of Directors & Chief Executive Officer
Christopher M. Guthrie	46	Chief Financial Officer & Executive Vice President
Timothy J. Steffan	59	Chief Operating Officer
Robert P. Demchak	54	General Counsel & Executive Vice President
Set forth below is information regarding the non-director individuals who serve as executive officers of the Company:
Christopher M. Guthrie has served as our Chief Financial Officer since June 2018. Prior to that, Mr. Guthrie served as Chief Financial Officer of Comstock Partners, LC, the private affiliated company that is controlled by Mr. Clemente and wholly owned by Mr. Clemente and certain family members that was the original developer and owner of the assets in the Company's Anchor Portfolio, since 2014. Mr. Guthrie also previously served as Principal at Red Zone Capital, where his responsibilities included management of the accounting and finance functions.
Timothy J. Steffan has served as our Chief Operating Officer since May 2022. He previously served as Executive Vice President of Asset Management, Leasing and Development since April 2018. Mr. Steffan has over 30 years of experience in asset management, leasing and real estate development for a variety of asset types and large-scale portfolios, including retail, office, multi-family, mixed use and hotel properties throughout the United States. Prior to joining the Company, Mr. Steffan served in various senior executive and management level positions with publicly traded commercial real estate companies, including JMB Realty, Macerich, and RPAI.

Robert P. Demchak has served as our General Counsel since June 2024. He brings over 25 years of experience as a real estate and capital markets attorney and REIT executive. Mr. Demchak is responsible for managing the Company’s legal department while overseeing all aspects of corporate governance. He is also responsible for negotiating commercial loans, managing real estate acquisitions and dispositions, and overseeing strategic partnerships. Prior to joining the Company, Mr. Demchak practiced law for over eight years at several prestigious law firms and has held executive positions at highly regarded REITs, including Washington Prime Group and Simon Property Group.
Information about Mr. Clemente can be found in "Proposal 1: Election of Directors"

EXECUTIVE COMPENSATION
The Company qualifies as a “smaller reporting company” (as defined under SEC rules), therefore only our chief executive officer and next two highest paid executive officers who were serving as such at the end of the last completed fiscal year are considered “named executive officers” for purposes of disclosure in this Proxy Statement.
Summary Compensation Table
The following table sets forth the compensation paid to the Company’s named executive officers for the fiscal years ended December 31, 2024 and 2023.

	Name and Principal Position	Year	Salary ($)	Bonus(1) ($)	Stock awards(2) ($)	All other compensation(3)	Total ($)
	Christopher Clemente	2024	$600,000	$950,000	$—	$13,800	$1,563,800
	Chairman & CEO	2023	600,000	750,000	—	13,200	1,363,200
	Christopher M. Guthrie	2024	396,550	415,000	84,261	13,800	909,611
	CFO & EVP	2023	396,550	387,500	45,055	13,200	842,305
	Timothy J. Steffan	2024	396,550	541,276	84,261	13,800	1,035,887
	COO	2023	396,550	515,312	45,055	13,200	970,117

(1)
Cash bonus amounts reflect the related period in which they are earned, even if paid in a subsequent period. All cash bonus amounts are reviewed and approved by the Compensation Committee and are discretionary in nature.

(2)
These amounts represent the grant date fair value of time-based and performance-based restricted stock unit awards, in each case computed in accordance with FASB ASC Topic 718. In the case of the performance-based restricted stock units, this value is based on the probable outcome of the performance metric(s) as of the grant date. The performance-based awards are recognized by the Company as share-based compensation expense over a three-year period. Assuming the annual performance-based restricted stock units vest at the maximum level, which is 120% of the target, the total grant date values of the time-based and performance-based restricted stock units granted in 2024 would be $92,687 for each of Mr. Guthrie and Mr. Steffan. For additional information regarding assumptions underlying the valuation of stock awards, please refer to Notes 2 and 9 of our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024.

(3)	Includes 401(k) employer contributions equal to matches of 100% of an employee's deferral up to 3% and matches of 50% of an employee's deferral on the next 2%.
Material Terms of Restricted Stock Unit Awards
The Company's 2019 Omnibus Incentive Plan (the “2019 Plan”) provides for the issuance of, among other things, restricted stock awards to employees in the form of time-based restricted stock unit awards (“Time-Based Grants”) and performance-based restricted stock unit awards (“Performance-Based Grants”). Time-Based Grants issued pursuant to the 2019 Plan have a vesting schedule determined by our Compensation Committee, typically vesting evenly over a four-year period. Performance-Based Grants may be earned based upon achievement of established performance objectives determined by our Compensation Committee. All Performance-Based Grants vest based upon the Company’s cumulative Adjusted EBITDA targets calculated over a three-year rolling period and allow for vesting between 60% to 120% of the target award measured on a pro-rata basis to determine the final vesting amount at the end of the three year period. The specific terms and conditions of the Time-Based Grants and Performance-Based Grants are reviewed and approved by the Compensation Committee. In 2024, each of Messrs. Guthrie and Steffan received a Time-Based Grant of 8,926 restricted stock units and a Performance-Based Grant of 8,926 restricted stock units, specific vesting terms for which may be found below in the Outstanding Equity Awards at Fiscal Year-End table.

Outstanding Equity Awards at Fiscal Year-End
The following table summarizes the outstanding equity awards held by the named executive officers as of December 31, 2024:

			Option Awards(1)				Stock Awards
	Name	Grant Date	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested(2) (#)		Market value of shares or units of stock that have not vested (5) ($)	Equity Incentive Plan Awards: Number of unearned shares, units or other rights that have not vested(3) (#)	Equity Incentive Plan Awards: Market value of payout value of unearned shares, units or other rights that have not vested (5) ($)
	Christopher M. Guthrie	1/2/2020	—	—	—	—	33,482	(4)	270,535	—	—
		1/11/2021	—	—	—	—	1,443		11,659	—	—
		1/11/2022	—	—	—	—	—		—	5,017	40,537
		1/11/2022	—	—	—	—	2,508		20,265	—	—
		1/11/2023	—	—	—	—	—		—	5,590	45,167
		1/11/2023	—	—	—	—	4,192		33,871	—	—
		1/11/2024	—	—	—	—	—		—	8,926	72,122
		1/11/2024	—	—	—	—	8,926		72,122	—	—
	Timothy J. Steffan	6/27/2018	50,000	—	3.30	6/27/2028	—		—	—	—
		1/2/2020	—	—	—	—	33,482	(4)	270,535	—	—
		1/11/2021	—	—	—	—	1,443		11,659	—	—
		1/11/2022	—	—	—	—	—		—	5,017	40,537
		1/11/2022	—	—	—	—	2,508		20,265	—	—
		1/11/2023	—	—	—	—	—		—	5,590	45,167
		1/11/2023	—	—	—	—	4,192		33,871	—	—
		1/11/2024	—	—	—	—	—		—	8,926	72,122
		1/11/2024	—	—	—	—	8,926		72,122	—	—

(1)
All stock option awards vest evenly over a four-year period in four annual installments that occur on each subsequent anniversary of the grant date. There are no outstanding stock option awards that are unexercisable.

(2)	Time-based restricted stock units that vest and convert into common stock evenly over a four-year period in four annual installments that occur on each subsequent anniversary of the grant date, unless otherwise noted.

(3)
Performance-based restricted-stock units (reflected at target) that are eligible to vest by March 15 after the third anniversary of the grant date based on achievement of defined performance metrics that are measured and approved by the Compensation Committee (see "Material Terms of Restricted Stock Unit Awards" for further information).

(4)	Time-based restricted stock units that vest and convert into common stock over a seven-year period according to the following schedule: vest 6.25% on January 10, 2021, 12.5% on January 10, 2022, 18.75% on January 10, 2023, 25% on January 10, 2024, 18.75% on January 10, 2025, 12.5% on January 10, 2026, and 6.25% on January 10, 2027.

(5)	Market value is based on the $8.08 closing price of our Class A common stock on December 31, 2024.
Mr. Clemente had no outstanding equity awards as of December 31, 2024.
Potential Payments on Termination or Change in Control
Employment Agreements
Pursuant to Mr. Clemente’s 2020 Employment Agreement, if his employment is terminated by us without cause or if he resigns for good reason, as such terms are defined in his agreement, then he is entitled to continue to receive his then-current salary for 48 months. Mr. Clemente will also be entitled to receive a cash payment equal to two (2) times one hundred percent (100%) of the bonus that he would have been entitled to had he remained our employee until the end of our fiscal year. This cash payment will be due and payable on the earlier of (i) 90 days after our last payment of his then-current salary, or (ii) the end of the fiscal year in which the termination without cause occurs. In the event we terminate Mr. Clemente without cause or he resigns for good reason within the 24 calendar month period following the effective date of a change in control, the cash payment will be due and payable in full within 30 days of the effective date of the termination without cause. In addition, Mr. Clemente will be entitled to continue to participate in employee benefit plans, programs and arrangements for a period of 48 months following his termination of employment. If Mr. Clemente’s employment is terminated by reason of death, then he is entitled to receive his then-current salary for 12 months, and he will also be entitled to any earned but unpaid bonus with respect to the fiscal year in which his death occurred. If Mr. Clemente’s employment is terminated by reason of disability, then he is entitled to receive his then-current salary for 24 months, and he will also be entitled to two (2) times one hundred percent (100%) of any earned but unpaid bonus with respect to the fiscal year in which his disability occurred.

The Company does not have employment agreements in place with Mr. Guthrie or Mr. Steffan.
Equity Awards
In the event of a change in control, outstanding equity awards will be treated as follows:
•If the award is not assumed by the surviving entity or otherwise equitably converted or substituted in connection with a change in control, then outstanding Time-Based Grants vest upon the change in control and outstanding Performance-Based Grants will vest pro rata at target, if the change in control occurs during the first half of the performance period, or pro rata based on actual performance measured as of the change in control, if the change in control occurs during the second half of the performance period.
•If the award is assumed by the surviving entity or otherwise equitably converted or substituted in connection with the change in control, then the Time-Based Grants and Performance-Based Grants will vest upon the occurrence of the holder’s termination of employment without “cause” or resignation for “good reason” (as such terms are defined in the plan), in each case within two (2) years following a change in control, with the Performance-Based Grants vesting pro rata at target, if the termination occurs during the first half of the performance period, or pro rata based on actual performance measured as of the end of the calendar quarter immediately preceding the date of termination, if the termination occurs during the second half of the performance period.

Other Compensation Information

Pay-Versus-Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following disclosure about the relationships between executive compensation actually paid (as defined by SEC rules) and our financial performance.
In determining the compensation actually paid to our NEOs, as required pursuant to SEC rules, we are required to make various adjustments to the amounts provided in the “Summary Compensation Table” provided elsewhere in this Proxy Statement (as described in further detail in the footnotes to the table below). The “Summary Compensation Table” and the compensation actually paid amounts do not reflect the actual amounts of compensation earned by or paid to our NEOs during the applicable years, but rather are amounts determined in accordance with Item 402(v) of Regulation S-K.
In accordance with the SEC’s rules, the following table sets forth the required disclosure for our principal executive officer, which is our Chief Executive Officer, and our average NEOs (excluding the Chief Executive Officer) for the fiscal years ended December 31, 2024, 2023 and 2022:

	Reporting Period	Summary Compensation Table total for CEO ($)	Compensation actually paid to CEO (1) ($)	Average Summary Compensation Table Total for non-CEO NEOs (2) ($)	Average compensation actually paid to non-CEO NEOs (1) ($)	Value of initial fixed $100 investment based on total shareholder return (3) ($)	Net income (loss) (4) ($)
	2024	$1,563,800	$1,563,800	$972,749	$1,238,606	$167	$14,560,356
	2023	1,363,200	1,363,200	906,211	930,645	91	7,783,219
	2022	1,112,200	1,112,200	1,052,456	965,944	88	7,346,858

(1)	Reflects "Summary Compensation Table" total (or average total for non-CEO NEOs) adjusted as set forth below in the Reconciliation of Compensation Actually Paid Table. Fair value or change in fair value, as applicable, of equity awards included in the compensation actually paid are estimated using assumptions and methodologies substantially consistent with those used at grant. These are consistent with the principles in ASC 718 and described further in our Annual Report on Form 10-K.

(2)	Reflects the average compensation amounts reported in the “Summary Compensation Table” for our NEOs (excluding the Chief Executive Officer), which included the following executive officers: 2024 (Christopher M. Guthrie and Timothy J. Steffan); 2023 (Christopher M. Guthrie and Timothy J. Steffan); 2022 (Christopher M. Guthrie and Timothy J. Steffan).

(3)	Reflects the total shareholder return (“TSR”) of a $100 investment in the Company from the beginning of fiscal year 2022 through end of each fiscal year presented.

(4)
Reflects “Net income (loss)” in the Company’s consolidated statements of operations for the fiscal years ended December 31, 2024, 2023 and 2022. On March 31, 2022, the Company completed the sale of Comstock Environmental Services, LLC ("CES"), a wholly owned subsidiary that is reflected as a discontinued operation for the period. Net income from continuing operations for the fiscal years ended December 31, 2022 was $7.7 million.

Reconciliation of Compensation Actually Paid Table

		CEO			Non-CEO NEOs (Average)
		2024	2023	2022	2024	2023	2022
	Summary Compensation Table (SCT) total	$1,563,800	$1,363,200	$1,112,200	$972,749	$906,211	$1,052,456
	Deduct: SCT value of equity awards	—	—	—	(84,261)	(45,055)	(46,457)
	Add: Equity award adjustments:
	Period-end fair value of equity awards granted during the period (1)	—	—	—	147,993	48,320	44,413
	Change in fair value of outstanding and unvested equity awards (1)	—	—	—	192,629	14,090	(71,598)
	Change in fair value of equity awards that vested during the period (2)	—	—	—	9,496	7,079	(12,870)
	Compensation actually paid	$1,563,800	$1,363,200	$1,112,200	$1,238,606	$930,645	$965,944

(1)	Calculated using closing prices of CHCI common stock as of the last day of the respective fiscal years: $8.08 for 2024, $4.43 for 2023, and $4.25 for 2022

(2)	Calculated by comparing closing prices of CHCI common stock on the various vesting date(s) to the closing price as of the prior fiscal year end.

Relationship Between Pay and Performance
Below are graphs showing the relationship of “compensation actually paid” (as defined by the SEC) and other information contained in the pay-versus-performance table. There were no adjustments required to be made to CEO compensation, as Mr. Clemente's compensation for the covered periods shown was entirely based in cash and he had no unvested equity awards outstanding during any of the covered periods.
Relationship Between Compensation Actually Paid and TSR
Compensation actually paid to NEOs has increased in line with total shareholder return due to the impact of the revaluation of unvested equity awards and a significantly higher stock price as of December 31, 2024 than in prior years.

Compensation Actually Paid vs. Cumulative Company TSR
$1,800,000
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
Compensation Actually Paid
$200
$100
$-
Value of Fixed $100 Investment
2021
2022
2023
2024
CEO
Non-CEO NEO Average
Company TSR

Relationship Between Compensation Actually Paid and Net Income
Compensation actually paid to NEOs has increased in line with net income, as the Company generally utilizes both net income and Adjusted EBITDA as key performance metrics when determining executive compensation and both metrics have increased from 2022 through 2024.

Compensation Actually Paid vs. Company Net Income
Compensation Actually Paid
Net Income
$1,800,000
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
$16,000,000
$14,000,000
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$-
2022
2023
2024
CEO
Non-CEO NEO Average
Net Income

PROPOSALS 5 and 6: BACKGROUND
Prior to 2018, when our primary focus was on homebuilding, our business operations generated significant net operating losses and unrealized tax losses (collectively, “NOLs”). Under federal tax laws, we generally can use NOLs and certain related tax credits to offset ordinary income tax paid in our prior two tax years or on our future taxable income for up to 20 years when they typically will “expire” for such purposes. Until they expire, we can “carry forward” NOLs and certain related tax credits that we do not use in any particular year to offset income tax in future years.

As of December 31, 2024, the Company has approximately $111.1 million of federal and state NOL carryforwards. Based on current statutory tax rates, we estimate the potential fair value of the deferred tax asset, or potential future tax savings, of $28.6 million, which is currently partially reserved for. It is clear that our NOLs are a very valuable asset.

The benefits of our NOLs would be reduced, and our use of the NOLs would be substantially delayed, if we experience an “ownership change,” as determined under Section 382 of the Internal Revenue Code, as amended, and applicable Treasury Regulations (“Section 382”). Under Section 382, an “ownership change” occurs if a stockholder or a group of stockholders who is deemed to own at least 5% of our common stock increases its ownership by more than 50 percentage points over their lowest ownership percentage within a rolling three year period. If an ownership change occurs, Section 382 would impose an annual limit on the amount of our NOLs that we can use to offset income taxes equal to the product of the total value of our outstanding equity immediately prior to the ownership change (reduced by certain items specified in Section 382) and the federal long-term tax-exempt interest rate in effect for the month of the ownership change. A number of complex rules apply to calculating this annual limit.

If an ownership change were to occur, the limitations imposed by Section 382 could result in a material amount of our NOLs expiring unused and, therefore, significantly impair the value of our NOLs. While the complexity of Section 382’s provisions and the limited knowledge any public company has about the ownership of its publicly traded stock make it difficult to determine whether an ownership change has occurred, we currently believe that an ownership change that would impair the value of our NOLs has not occurred. The purpose of Proposal 4 is to provide some protection against a future ownership change that would limit our use of NOLs.

The Board and the stockholders previously approved in 2015 a Section 382 rights agreement to protect our NOLs that expired in March 2025. After careful consideration, our Board believes the most effective way to continue preserve the benefits of our NOLs for long-term stockholder value is to adopt the Comstock Holding Companies, Inc. Section 382 Rights Agreement (the “Rights Agreement”). The Rights Agreement, pursuant to which we have issued certain stock purchase rights (the “Rights”) with terms designed to deter transfers of our common stock that could result in an ownership change, is described below under Proposal 4, and its full terms can be found in the accompanying Appendix I.

In order to implement the Rights Agreement without impairing our existing dual-class voting structure, we are also proposing to amend our Restated Certificate of Incorporation, as described in Proposal 5, to provide that in the event the Rights become exercisable or are exchanged for shares of common stock in accordance with the terms of the Rights Agreement, the voting power of the Class B common stock will be adjusted so that it represents, together with the voting power of the Class A common stock subject to or exchangeable for the Rights, the same percentage of our overall voting power as immediately prior to the time the Rights become exercisable (the “Certificate of Amendment”). As of April 14, 2025, the Class B common stock represented approximately 48.3% of the overall voting power of the Company.

The Board urges stockholders to read carefully each proposal, the items discussed below under the heading “Certain Considerations Related to the Rights Agreement” and the full terms of the Rights Agreement. While the Board unanimously supports both measures, the Rights Agreement requires stockholder approval to remain effective after March 28, 2026 and the Proposed Rights Agreement Amendment requires stockholder adoption to be put into effect. Failure to obtain stockholder approval of the Rights Agreement will result in expiration of the Rights Agreement.

It is important to note that the Rights Agreement does not offer a complete solution, and an ownership change may occur even if the Rights Agreement is approved. The Rights Agreement may deter, but ultimately cannot block, all transfers of our common stock that might result in an ownership change. The limitations of the Rights Plan are described in more detail below. The Board believes that the Rights Agreement will serve as an important tool to help prevent an ownership change that could substantially reduce or eliminate the significant long-term potential benefits of our NOLs. Further, the Board notes that due to the volatility in the homebuilding industry and the NOLs incurred by homebuilders as a result during periods of downturn, a number of the Company’s competitors have adopted similar NOL measures to help protect these valuable assets. Accordingly, the Board strongly recommends that stockholders adopt the Rights Agreement and the Proposed Rights Agreement Amendment.

PROPOSAL 5:
APPROVAL OF THE RIGHTS AGREEMENT

The Board is asking stockholders to approve the Rights Agreement, dated March 28, 2025, which was originally authorized by the Board on March 12, 2025. As explained above, the Rights Agreement was adopted by the Board in an effort to protect stockholder value by preserving the Company’s ability to use its NOLs, not to protect against the possibility of a hostile takeover. Failure to obtain stockholder approval will result in the expiration of the Rights Agreement.

Description of the Rights Agreement
The following description of the Rights Agreement is qualified in its entirety by reference to the text of the Rights Agreement, which is attached to this Proxy Statement as Appendix I. We urge you to read carefully the Rights Agreement in its entirety as the discussion below is only a summary.

The Rights Agreement is intended to act as a deterrent to any person acquiring (together with all affiliates and associates of such person) beneficial ownership of 4.95% or more of our outstanding common shares within the meaning of Section 382 (an “Acquiring Person”), other than with the approval of the Board. Stockholders who beneficially owned 4.95% or more of the Company’s outstanding common shares as of the close of business on its effective date are not an Acquiring Person so long as they do not acquire any additional common shares at a time when they still beneficially own 4.95% or more of the outstanding common shares.

The Rights. On March 28, 2025, the Board authorized the issuance of one right per outstanding common share payable to the Company’s stockholders of record as of April 15, 2025. Subject to the terms, provisions and conditions of the Rights Agreement dated March 28, 2025, if the rights become exercisable, each right would initially represent the right to purchase from us one one-thousandth of a share of the Company’s Series A Junior Participating Preferred Shares, par value $0.01 per share (the “Series A Preferred Shares”), for a purchase price of $20.48 per right (the “Purchase Price”). If issued, each fractional Series A Preferred Share would give the stockholder approximately the same dividend, voting and liquidation rights as does one common share. However, prior to exercise, a right does not give its holder any rights as a stockholder of the Company, including any dividend, voting or liquidation rights.

Initial Exercisability. The rights are not exercisable until the earlier of (i) ten days after a public announcement that a person has become an Acquiring Person and (ii) ten business days (or such later date as may be determined by the Board) after the commencement of a tender or exchange offer by or on behalf of a person that, if completed, would result in such person becoming an Acquiring Person. We refer to the date that the rights become exercisable as the “Distribution Date.”

Until the Distribution Date, the Company’s common share certificates or the ownership statements issued with respect to uncertificated common shares will evidence the rights and will contain a notation to that effect. Any transfer of common shares prior to the Distribution Date will constitute a transfer of the associated rights. After the Distribution Date, separate rights certificates will be issued, and the rights may be transferred apart from the transfer of the underlying common shares, unless and until the Board has determined to effect an exchange pursuant to the Rights Agreement (as described below).

“Flip-In” Event. In the event that a person becomes an Acquiring Person, each holder of a right, other than rights that are or, under certain circumstances, were beneficially owned by the Acquiring Person (which will thereupon become void), will from and after the Distribution Date, have the right to receive, upon exercise of a right and payment of the Purchase Price, a number of common shares having a market value of two times the Purchase Price. However, rights are not exercisable following the occurrence of a person becoming an Acquiring Person until such time as the rights are no longer redeemable by the Company (as described below).

Exempted Persons and Exempted Transactions. The Board recognizes that there may be instances when an acquisition of the Company’s common shares that would cause a stockholder to become an Acquiring Person may not jeopardize or endanger in any material respect the availability of the NOLs to the Company. Accordingly, the Rights Agreement grants discretion to the Board to designate a person as an “Exempted Person” or to designate a transaction involving the Company’s common shares as an “Exempted Transaction.” An “Exempted Person” cannot become an Acquiring Person and an “Exempted Transaction” cannot result in a person becoming an Acquiring Person. The Board can revoke an “Exempted Person” designation if it subsequently makes a contrary determination regarding whether a person jeopardizes or endangers in any material respect the availability of the NOLs to the Company.

Redemption. At any time until ten calendar days following the first date of public announcement that a person has become an Acquiring Person, the Company may redeem the rights in whole, but not in part, at a price of $0.001 per right (the “Redemption Price”). The redemption of the rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Immediately upon any redemption of the rights, the right to exercise the rights will terminate, and the only right of the holders of rights will be to receive the Redemption Price.

Exchange. At any time after the Stock Acquisition Date, the Board may exchange the Rights (other than Rights owned by an Acquiring Person), in whole or in part, at an exchange ratio equal to (i) a number of shares of Class A Common Stock per Right with a value equal to the spread between the value of the number of shares of Class A Common Stock for which the Rights may then be exercised and the Purchase Price or (ii) if prior to the acquisition by the Acquiring Person of 50% or more of the then outstanding shares of Class A Common Stock, one share of Class A Common Stock per Right distributed in respect of shares of Class A Common Stock or one share of Class B Common Stock per Right distributed in respect of shares of Class B Common Stock (in each case, subject to adjustment).

Expiration. The rights and the Rights Agreement will expire on the earliest of the following:
•if stockholder approval of the Rights Agreement is not received on or prior to March 28, 2026;
•the close of business on March 28, 2035;
•the redemption of the rights;
•the exchange of the rights;
•the close of business on the effective date of the repeal of Section 382 or any successor statute if the Board determines that the Rights Agreement is no longer necessary or desirable for the preservation of certain tax benefits; and
•the close of business on the first day of a taxable year to which the Board determines that no tax benefits may be carried forward.

Anti-Dilution Provisions. The Board may adjust the Purchase Price of the Series A Preferred Shares, the number of Series A Preferred Shares issuable and the number of outstanding rights to prevent dilution that may occur as a result of certain events, including among others, a share dividend, a share split or a reclassification of the Series A Preferred Shares or of the Company’s common shares. With certain exceptions, no adjustments to the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price.

Amendments. Prior to the Distribution Date, the Board may supplement or amend certain provisions of the Rights Agreement without the approval of the holders of the rights. From and after the Distribution Date, no amendment can adversely affect the interests of the holders of the rights.
THE BOARD RECOMMENDS A VOTE "FOR" THE PROPOSAL TO
APPROVE THE RIGHTS AGREEMENT

PROPOSAL 6:
VOTING POWER OF THE CLASS B COMMON STOCK

Purposes of the Amendment
Under our Restated Certificate of Incorporation, each share of our Class B common stock entitles the holder thereof to 15 votes in each matter submitted to a vote of our common stockholders. In order to implement the Rights Agreement without impairing our existing dual-class voting structure, our Board proposes amending the Restated Certificate of Incorporation to provide that in the event the Rights become exercisable or exchangeable as provided in the Rights Agreement, the voting power of each share of Class B common stock will be modified to restore its proportionate voting power prior to the time the Rights became exercisable or exchangeable, taking into account the shares of Class A common stock or other securities for which the Rights become exercisable or exchangeable (the “Proposed Rights Agreement Amendment”).

The purpose of the Proposed Rights Agreement Amendment is to ensure that Class A and Class B stockholders as a whole are neither advantaged nor disadvantaged from a voting perspective by a triggering of the Rights. As of April 14, 2025, the Class B Common Stock represented approximately 48.3% of the overall voting power of the Company.

Amendment; Effective Date of the Amendment
Article IV(A)(2)(b) of our Restated Certificate of Incorporation currently provides that each share of our Class B common stock is entitled to 15 votes on matters submitted to a vote of stockholders.

Our Board has approved the amendment and restatement of Article IV(A)(2)(b) of our Restated Certificate of Incorporation in its entirety to read as follows:
Each share of Class B Common Stock shall entitle the holder thereof to the Applicable Class B Per Share Vote in person or by proxy on all matters submitted to a vote of the stockholders of the Corporation, except with respect to any Going Private Transaction (as hereinafter defined), which shall be governed by Paragraph (A)(10) of this Article IV. As used herein, “Applicable Class B Per Share Vote” means fifteen (15) votes, provided that (i) in the event the Rights (such term and other capitalized terms used in this Article (IV)(A)(2)(b) and not otherwise defined in this Amended and Restated Certificate of Incorporation having the meanings assigned to such terms in the Section 382 Rights Agreement dated as of March 28, 2025 between the Corporation and Equiniti Trust Company, LLC, as the same may be amended from time to time (the “Rights Plan”)) become exercisable for Class A Common Stock and/or other voting securities in accordance with Section 11 of the Rights Plan, “Applicable Class B Per Share Vote” shall mean the number of votes per share of Class B Common Stock that result in the aggregate voting power of the outstanding Class B Common Stock as a percentage of the total voting power of the outstanding voting securities of the Company immediately following time at which the Rights become so exercisable, when taken together with the aggregate voting power of all such Class A Common Stock and/or other voting securities issuable upon exercise of Rights distributed with respect to the Class B Common Stock, being equal to the aggregate voting power of the outstanding Class B Common Stock as a percentage of the total voting power of the outstanding voting securities of the Company immediately prior to the time at which the Rights become so exercisable, assuming the exercise of all Rights (taking into account from time to time each adjustment to the number of shares of Class A Common Stock or other voting securities so issuable, each adjustment to the Purchase Price and each adjustment to the number of outstanding Rights that is given effect in accordance with the terms of the Rights Plan), and (ii) in the event the Board of Directors of the Company takes an action to exchange all or any portion of the Rights for shares of Class A Common Stock and/or other voting securities in accordance with Section 27 of the Rights Plan, from and after the date of such action, the calculation of the Applicable Class B Per Share Vote to be made pursuant to clause (i) of this proviso shall be made by substituting for the number of shares of Class A Common Stock and other voting securities issuable upon exercise of the Rights to be so exchanged the number of shares of Class A Common Stock and other voting securities to be issued in exchange for such Rights.

If the Proposed Rights Agreement Amendment is approved by our stockholders, we will file an amendment to the Restated Certificate of Incorporation with the Delaware Secretary of State in order for the amendment to become effective. The full text of the certificate of amendment to be filed with the Delaware Secretary of State can be found in the accompanying Appendix II. If we obtain stockholder approval of the proposed amendment, we intend to file the certificate of amendment as soon as practicable following such approval. Our Board reserves the right, notwithstanding stockholder approval of the proposal and without further action by our stockholders, not to proceed with the amendment at any time before the effective date of the certificate of amendment.

Dissenters Rights
Neither Delaware law nor our Restated Certificate of Incorporation or bylaws provides our stockholders with the rights of appraisal or similar rights of dissenters with respect to this amendment.
THE BOARD RECOMMENDS A VOTE "FOR" THE PROPOSAL TO
AMEND OUR RESTATED CERTIFICATE OF INCORPORATION TO ADJUST THE VOTING POWER OF OUR CLASS B COMMON STOCK IN CONNECTION WITH THE RIGHTS AGREEMENT

STOCK OWNERSHIP
The following table sets forth certain information regarding the beneficial ownership of our common stock as of April 14, 2025, by (1) each director and named executive officer of the Company, (2) all directors and executive officers of the Company as a group, and (3) each person known by us to own more than 5% of our common stock.
Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of our Class A common stock subject to options or warrants held by that person that are currently exercisable, or will become exercisable within 60 days after April 14, 2025, are deemed outstanding, while the shares are not deemed outstanding for purposes of computing percentage ownership of any other person. Unless otherwise indicated in the footnotes below, the persons and entities named in the table have sole voting or investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

		Class A Common Stock (1)		Class B Common Stock		Beneficial Ownership of Class A and Class B Common Stock
	Name of Beneficial Owner	Amount	%	Amount	%	Economic (%)	Voting (%)
	Stockholders owning more than 5% of our common stock
	Dwight Schar (2)	2,963,360	30.1	—	—	29.4	22.5
	505 South Flagler Drive, Suite 900
	West Palm Beach, FL 33401
	Named executive officers and directors
	Christopher Clemente (3)	2,826,936	28.7	220,250	100.00	30.3	48.3
	Christopher M. Guthrie	123,912	1.3	—	—	1.2	*
	Timothy J. Steffan (4)	161,510	1.6	—	—	1.6	1.2
	Robert P. Demchak	—	*	—	—	*	*
	David M. Guernsey	56,527	*	—	—	*	*
	Thomas J. Holly	17,466	*	—	—	*	*
	James A. MacCutcheon	148,071	1.5	—	—	1.5	1.1
	David P. Paul	11,439	*	—	—	*	*
	Robert P. Pincus (5)	76,075	*	—	—	*	*
	All executive officers and directors as a group (9 persons)	3,421,936	34.6	220,250	100.00	36.0	52.6

*	Less than 1% of the outstanding shares of common stock

(1)	Does not include shares of our Class A common stock issuable upon conversion of our Class B common stock. Percentage total voting power represents voting power with respect to all shares of our Class A and Class B common stock, as a single class. Each holder of our Class B common stock is entitled to fifteen votes per share of Class B common stock and each holder of our Class A common stock is entitled to one vote per share of Class A common stock on all matters submitted to our stockholders for a vote. The Class A common stock and the Class B common stock vote together as a single class on all matters submitted to a vote of our stockholders, except as may otherwise be provided in our certificate of incorporation or as required by law. The Class B common stock is convertible at any time by the holder into shares of Class A common stock on a share-for-share basis.

(2)	This information is contained in a Schedule 13D filed by Dwight Schar, Schar Holdings, Inc. and Schar Holdings, LLC with the SEC on December 28, 2022. Mr. Schar reported shared voting and dispositive power of the reported shares.

(3)	Includes the following:
	•772,749 shares of Class A common stock held by CP Real Estate Services, LC (f/k/a Comstock Development Services, LC), an entity that is wholly owned by Mr. Clemente.
	•924,126 shares of Class A common stock held by Clemente Investment Management, LLC, an entity that is owned by Mr. Clemente and his wife.
	•684,601 shares of Class A common stock and 220,250 shares of Class B common stock held by FR54, LLC, an entity that is owned by Mr. Clemente, his wife, and trusts they control.
	•124,465 shares of Class A common stock held by Stonehenge Funding, LC, an entity that is wholly owned by Mr. Clemente.
	•81,329 shares of Class A common stock held by Mr. Clemente’s wife.
	•64,676 shares of Class A common stock held in various trusts for the benefit of Mr. Clemente’s dependent children. Mr. Clemente is the custodian for each trust.

(4)	Includes 50,000 exercisable stock options to purchase shares of Class A common stock.

(5)	Includes 1,382 shares held by RLR Investment Management, LLC, an entity that is owned by Mr. Pincus

EQUITY COMPENSATION PLANS
The following table provides information as of December 31, 2024 with respect to compensation plans under which the Company’s equity securities are authorized for issuance and have been granted:

	Plan Category(1)	Number of Securities to Be Issued Upon Exercise of Outstanding Options and Rights(2) (a)	Weighted-Average Exercise Price of Outstanding Options and Rights (3) (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a) (c)
	Equity compensation plans approved by stockholders	620,985	$2.72	1,364,725
	Equity compensation plans not approved by stockholders	—	—	—
	Total	620,985		1,364,725

(1)	See Notes 2 and 9 in the Company's Annual Report on Form 10-K for the year ended December 31, 2024 for additional information.

(2)	Amounts shown also reflect outstanding time-based and performance-based restricted stock units.

(3)	Excludes impact of restricted stock units reflected in column (a).
Equity Grant Practices
The Compensation Committee does not take material non-public information into account when determining the timing and terms of equity awards. The timing of grants generally occurs in accordance with the yearly compensation cycle. The Company has not timed the disclosure of material non-public information to affect the value of executive compensation.
Insider Trading Policy
We have adopted an insider trading policy containing policies and procedures governing the purchase, sale and/or other dispositions of our securities by officers, directors and employees, or by the Company. Such policies and procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations, and any listing standards applicable to us. As required by SEC rules, we have filed a copy of our Insider Trading Policy with our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors, officers, and persons that own more than 10% of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors, and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon our review of the copies of such forms received by us during the fiscal year ended December 31, 2024, and written representations that no other reports were required, we believe that each person who, at any time during such fiscal year, was a director, officer, or beneficial owner of more than 10% of our common stock complied with all Section 16(a) filing requirements during such fiscal year, with the exception of the following: Jubal R. Thompson (former executive officer) filed one late Form 4 reporting 41 transactions and one late Form 4 reporting 22 transactions; Mr. Guthrie filed one late Form 4 reporting 42 transactions and one late Form 4 reporting 15 transactions; Mr. Steffan filed one late Form 4 reporting 44 transactions and one late Form 4 reporting 16 transactions; Mr. Guernsey filed one late Form 4 reporting one transaction; and Mr. Pincus filed one late Form 4 reporting three transactions. The Company has finalized its development of new procedures to ensure ongoing compliance and is working with all officers and directors subject to Section 16(a) filing requirements to file all required Form 4s on a timely basis.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Other than the transactions described below, from January 1, 2023 through December 31, 2024, there have not been any transaction or series of similar transactions to which we were a participant in which the amount involved exceeded $120,000 or 1% of the average of the Company’s total assets as of December 31, 2023 and December 31, 2024, and in which any director, executive officer, holder of 5% or more of any class of our capital stock or any member of the immediate family of any of the foregoing persons had a direct or indirect material interest.
We believe that all of these transactions are on terms that are comparable to or not less favorable than terms that would or could have been obtainable from unaffiliated third parties. All proposed future related party transactions will be submitted to our Board for review and will require a majority vote of the independent directors for approval. Ongoing transactions are reviewed annually to ensure that they are still comparable to or not less favorable than terms that would have or could have been obtainable from unaffiliated third parties. Our Chief Financial Officer and/or our General Counsel, assuming they are not party to the proposed transaction, coordinates with the independent directors in evaluating the fairness to us of the proposed transactions.
Master Asset Management Agreement
In June 2022, CHCI Asset Management, L.C. (“CAM”), an entity wholly owned by the Company, entered into a new master asset management agreement with CP (the “2022 AMA”) that superseded in its entirety the previous asset management agreement between CAM and CPRES dated April 30, 2019 (the “2019 AMA”). Entry into the 2022 AMA was unanimously approved by the independent directors of the Company.
The 2022 AMA engages CAM to manage and administer CP’s commercial real estate portfolio (the "Anchor Portfolio") and the day to-day operations of CP and each property-owning subsidiary of CP (collectively, the “CP Entities”). CAM will provide investment advisory, development, and asset management services necessary to build out, stabilize and manage the Anchor Portfolio, which currently consists primarily of two of the larger transit-oriented, mixed-use developments located on Washington D.C. Metro’s Silver Line (Reston Station and Loudoun Station) that are owned by CP Entities and ultimately controlled by Mr. Clemente.

Pursuant to the fee structures set forth in the 2022 AMA, CAM is entitled to receive an annual payment equal to the greater of the "Cost-Plus Fee" or the "Market Rate Fee". The Cost-Plus Fee is equal to the sum of (i) the comprehensive costs incurred by or for providing services to the Anchor Portfolio, (ii) the costs and expenses of the Company related to maintaining the listing of its shares on a securities exchange and complying with regulatory and reporting obligations of a public company, and (iii) a fixed annual payment of $1.0 million.
The Market Rate Fee calculation is defined in the respective asset management agreements. In addition to the annual payment of either the Market Rate Fee or the Cost-Plus Fee, CAM is also entitled on an annual basis to receive certain supplemental fees, as detailed in the respective asset management agreements.
On September 11, 2024, the Company entered into an amendment to the 2022 AMA with an effective date of July 1, 2024 (the "First Amendment") that included, among others, the following key revised provisions:
•A deferral of the Operating Assets Trigger Event that was originally scheduled on October 1, 2024 (as defined in the original 2022 AMA) to calculate incentive fee revenue for seven specified managed portfolio assets to be, at the election of the Company upon the occurrence of the event and with consent from CP, either (a) October 1, 2027, (b) upon the sale of the asset, (c) upon the refinance of the asset, or (d) the period of time in which an 85% leased rate has been achieved if the asset is a commercial asset;
•A revised definition of the Development and Construction Management Fee to include payment of the fee during delays in delivery caused by a casualty event; and
•A revised definition of Supplemental Fees to include a lease termination fee equal to 3.50% of the gross rental revenue paid by any tenant of a commercial asset in connection with the early termination of a lease.
Except as amended by the First Amendment, the original terms of the 2022 AMA remain in full force and effect.
The 2022 AMA will terminate on January 1, 2035 (“Initial Term”) and will automatically renew for successive additional one year terms (each an “Extension Term”) unless CP delivers written notice of non-renewal of the 2022 AMA at least 180 days prior to the termination date of the Initial Term or any Extension Term. Twenty-four months after the effective date of the 2022 AMA,

CP is entitled to terminate the 2022 AMA without cause upon 180 days advance written notice to CAM. In the event of such a termination and in addition to the payment of any accrued annual fees due and payable as of the termination date under the 2022 AMA, CP is required to pay a termination fee equal to two times the Cost-Plus Fee or Market Rate Fee paid to CAM for the calendar year immediately preceding the termination.
Residential, Commercial, and Parking Property Management Agreements
The Company entered into separate residential property management agreements with properties owned by CP Entities under which the Company receives fees to manage and operate the properties, including tenant communications, leasing of apartment units, rent collections, building maintenance and day-to-day operations, engagement and supervision of contractors and vendors providing services for the buildings, and budget preparation and oversight.
The Company entered into separate commercial property and parking management agreements with several properties owned by CP Entities under which the Company receives fees to manage and operate the office and retail portions of the properties, including tenant communications, rent collections, building maintenance and day-to-day operations, engagement and supervision of contractors and vendors providing services for the buildings, and budget preparation and oversight. These property management agreements each have initial terms of one year with successive, automatic one-year renewal terms. The Company generally receives base management fees under these agreements based upon a percentage of gross rental revenues for the portions of the buildings being managed in addition to reimbursement of specified expenses, including employment expenses of personnel employed by the Company in the management and operation of each property.
Construction Management Agreements
The Company has construction management agreements with properties owned by CP Entities under which the Company receives fees to provide certain construction management and supervision services, including management of tenant buildouts and casualty event remediation and restoration. The Company typically receives a construction management fee that is set forth in the applicable tenant’s lease or executed work authorization and based on a percentage of the total costs (or total hard costs) of the project.
Lease Procurement Agreements
The Company has lease procurement agreements with properties owned by CP Entities under which the Company receives certain finders' fees in connection with the procurement of new leases for such properties where an external broker is not engaged on behalf of the CP Entities. Such leasing fees are supplemental to the fees generated from the Company's management agreements referenced above and are generally 1-2% of the future lease payments to be received by the CP Entity from the executed lease.
Business Management Agreements
In July 2019, CAM entered into a Business Management Agreement (the “BC Management Agreement”) with CPRES, whereby CAM provides CPRES with professional management and consultation services, including, without limitation, consultation on land development and real estate transactions, for a residential community located in Monteverde, Florida. On January 1, 2023, a successor contract for the BC Management Agreement was executed by DCS Real Estate Investments, LC, an entity controlled by a member of CP. The BC Management Agreement provided that DCS Real Estate Investments, LC pay CAM an annual management fee equal to $0.4 million and reimburse CAM for certain expenses. The BC Management Agreement was terminated effective December 31, 2024.
On February 1, 2024, CAM entered into a Business Management Agreement (the “SH Management Agreement”) with Springfield Holdings, LLC (“Springfield”), an entity controlled by a member of CP, whereby CAM provides Springfield with professional management and consultation on land development and real estate services for a residential community located in Ranson, West Virginia. The initial term of the SH Management Agreement expires on December 31, 2024 with automatic one-year renewals. The SH Management Agreement provides that Springfield will reimburse CAM for certain immaterial title, survey, and architectural expenses at cost.
Investors X
In April 2019, the Company entered into a master transfer agreement with CPRES that entitled the Company to priority distribution of residual cash flow from its Class B membership interest in Comstock Investors X, L.C. ("Investors X"), an unconsolidated variable interest entity that owns the Company's residual homebuilding operations. The Company considers Investors X to be a variable interest entity over which it does not have the power to direct activities that most significantly impact economic performance, therefore it is not the primary beneficiary of Investors X and does not have to consolidate the entity into its financial results.

The Hartford
In December 2019, the Company made an investment related to the purchase of The Hartford, a stabilized commercial office building located at 3101 Wilson Boulevard in the Clarendon area of Arlington, Virginia. In conjunction with the investment, the Company entered into an operating agreement with CP to form Comstock 3101 Wilson, LC, to purchase The Hartford. Pursuant to the Operating Agreement, the Company held a minority membership interest of The Hartford and the remaining membership interests of The Hartford are held by CP.
In February 2020, the Company, CP and DWF VI 3101 Wilson Member, LLC (“DWF”), an unaffiliated, third party, equity investor in The Hartford, entered into a limited liability company agreement (the “DWC Operating Agreement”) to form DWC 3101 Wilson Venture, LLC (“DWC”) to, among other things, acquire, own and hold all interests in The Hartford. In furtherance thereof, on February 7, 2020, the original operating agreement was amended and restated (the “A&R Operating Agreement”) to memorialize the Company’s and CP’s assignment of 100% of its membership interests in The Hartford to DWC. As a result, DWC is the sole member of The Hartford Owner. The Company and CP, respectively, hold minority membership interests in, and DWF holds the majority membership interest in, DWC.
BLVD Forty Four/BLVD Ansel
In October 2021 and March 2022, the Company entered into joint ventures with CP to acquire BLVD Forty Four and BLVD Ansel, respectively, two adjacent mixed-use luxury high-rise apartment buildings located near the Rockville Metro Station in Rockville, Maryland. The Company considers BLVD Forty Four and BLVD Ansel to be variable interest entities upon which it exercises significant influence; however, considering key factors such as the Company’s ownership interest and participation in policy-making decisions by majority equity holders, and oversight of management services by majority equity holders, the Company concluded that the power to direct activities that most significantly impact economic performance is shared. Given that the Company is not the entity most closely associated with the properties, it concluded that it is not the primary beneficiary and does not have a controlling financial interest in either property.
In conjunction with the acquisition of Comstock 41, the Company entered into an amendment to the existing asset management agreement with CP to introduce an acquisition pursuit fee of $0.1 million and contingent entitlement success fee to pursue potential relocation of moderately-priced dwelling units ("MPDUs") from BLVD Forty Four to Comstock 41. The acquisition pursuit fee was earned and recognized as revenue for the year ended December 31, 2023, upon the completion of the Comstock 41 acquisition. The entitlement success fee, if earned, will equal 25% of the economic value created by the relocation of the MPDUs (subject to reasonable agreed upon changes at the time of the calculation) and due upon approval of a finalized amendment to the existing project development plan by local government agencies.
Corporate Leases
In November 2020, the Company relocated its corporate headquarters to office space owned and controlled by its Chief Executive Officer Christopher Clemente and his family, pursuant to a ten-year lease agreement. In November 2022, the Company executed a 3,778 square foot lease expansion agreement with terms that align with the original agreement.
In January 2022, ParkX Management, LC, a subsidiary of the Company, entered into a separate five-year lease agreement with an affiliate controlled and owned by Mr. Clemente and his family to host ParkX's specialized remote monitoring center operations.
Credit Facility
On March 19, 2025, the Company entered into an agreement with CP to secure a new $10.0 million capital line of credit with a variable interest rate of the Wall Street Journal Prime Rate plus 1.00% per annum that is scheduled to expire in March 2030, replacing a pre-existing expiring credit facility with CPRES.
Procedures for Approval of Related Person Transactions
Our policy for the review and approval of transactions between us and related persons is set forth in our Corporate Governance Guidelines. The independent directors will meet to review and approve or reject all related party transactions (as specified in Item 404 of Regulation S-K) and review and make recommendations to the full Board regarding approval or rejection of any contracts or other transactions with current or former executive officers of the Company, including consulting arrangements, employment agreements, change-in-control agreements, severance agreements, termination agreements, and loans to employees made or guaranteed by the Company.

OTHER INFORMATION
Deadline for Receipt of Stockholder Proposals
Proposals of stockholders intended for inclusion in the proxy statement to be furnished to all stockholders entitled to vote at our 2026 Annual Meeting of Stockholders, pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act, by the Securities and Exchange Commission (“SEC”) must be received at our principal executive offices not later than December 31, 2025, which is 120 days prior to the first anniversary of the mailing date of this proxy statement. Any proposal must comply with the requirements as to form and substance established by the SEC for such proposal to be included in our proxy statement.

Under our Bylaws, stockholders who wish to submit a proposal at the 2026 Annual Meeting of Stockholders, other than one that will be included in our proxy statement, must deliver such proposal to the Secretary our principal executive offices between February 10, 2026 and March 12, 2026. Special notice provisions apply under our Bylaws if the date of the 2026 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after the one-year anniversary of the 2025 Annual Meeting. If a stockholder who wishes to present a proposal fails to notify us in the appropriate time frame and such proposal is brought before the 2025 Annual Meeting, then under the SEC’s proxy rules, the proxies solicited by management with respect to the 2025 Annual Meeting will confer discretionary voting authority with respect to the stockholder’s proposal on the persons selected by management to vote the proxies. If a stockholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules. In addition to satisfying the requirements of our Bylaws, including the notice deadlines set forth therein, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees, other than the Company’s nominees, must provide the notice required under Rule 14a-19 of the Exchange Act to the Secretary no later than December 31, 2025. Stockholders should submit their proposals to Comstock Holding Companies, Inc., 1900 Reston Metro Plaza, 10th Floor, Reston, Virginia 20190, Attention: Corporate Secretary.
Incorporated by Reference
To the extent that this proxy statement is incorporated by reference into any other filing by us under the Securities Act of 1933 or the Exchange Act, the section of this proxy statement entitled “Report of the Audit Committee” (to the extent permitted by the rules of the Securities and Exchange Commission) will not be deemed incorporated unless specifically provided otherwise in such filing. The information contained in this section shall not be deemed “filed” with the SEC, or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act.
Annual Report on Form 10-K
We will provide, without charge, additional copies of our annual report on Form 10-K for the year ended December 31, 2024 as filed with the SEC to each stockholder of record as of the record date that requests a copy in writing. Any exhibits listed in our Annual Report on Form 10-K will also be furnished upon request at the actual expense we incur in furnishing such exhibit. Any such requests should be directed to our Company’s Secretary at our principal executive office set forth in this proxy statement.
Other Matters
We know of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the proxy card to vote the shares they represent as our Board may recommend.

By Order of the Board of Directors,

Robert P. Demchak, General Counsel and Secretary
Reston, Virginia
April 30, 2025

Appendix I - Proposed Section 382 Rights Agreement

SECTION 382 RIGHTS AGREEMENT, dated as of March 28, 2025 (the “Agreement”), between Comstock Holding Companies, Inc., a Delaware corporation (the “Company”), and Equiniti Trust Company, LLC, a New York limited liability trust company (the “Rights Agent”).

W I T N E S S E T H :

WHEREAS, the Company has generated NOLs (as defined in Section 1 hereof) for United States federal income tax purposes; and such NOLs may potentially provide valuable tax benefits to the Company; the Company desires to avoid an “ownership change” within the meaning of Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations promulgated thereunder, and thereby preserve the ability to utilize fully such NOLs and certain other tax benefits; and, in furtherance of such objective, the Company desires to enter into this Agreement; and

WHEREAS, on March 28, 2025 (the “Rights Dividend Declaration Date”), the Board of Directors of the Company authorized and declared a dividend distribution of one preferred share purchase right (a “Right”) for each share of Class A common stock, par value $0.01 per share (the “Class A Common Stock”), and one Right for each share of Class B common stock, par value $0.01 per share (“Class B Common Stock”), of the Company outstanding at the close of business on April 14, 2025 (the “Record Date”), and has authorized the issuance of one Right (as such number may hereinafter be adjusted pursuant to the provisions hereof) for each share of Class A Common Stock and each share of Class B Common Stock issued between the Record Date (whether originally issued or delivered from the Company’s treasury) and the earlier of the close of business on the Distribution Date (as defined in Section 3 hereof) and the Expiration Date (as defined in Section 7(a) hereof), each Right initially representing the right to purchase one one-thousandth of a share (a “Unit”) of Series A Junior Participating Preferred Stock (the “Preferred Stock”) of the Company having the rights, powers and preferences set forth in the form of Designations, Preferences and Rights attached hereto as Exhibit A, upon the terms and subject to the conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

1.Certain Definitions
. For purposes of this Agreement, the following terms have the meanings indicated:

a.“Acquiring Person” shall mean any Person who or which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of 4.95% or more of the shares of Class A Common Stock then outstanding, but shall not include (i) the Company, (ii) any Subsidiary of the Company, (iii) any employee benefit plan of the Company, or of any Subsidiary of the Company, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan or (iv) any Exempted Person. Notwithstanding the foregoing, no Person shall become an “Acquiring Person” solely as a result of an Exempted Transaction. No Person shall become an “Acquiring Person” as a result of such Person becoming the Beneficial Owner of shares of Class A Common Stock into which shares of Class B Common Stock are convertible or have been converted pursuant to Article IV(a) of the Amended and Restated Certificate of Incorporation of the Company.

b.“Affiliate” and “Associate” shall mean, with respect to any Person, any other Person whose Common Stock would be deemed constructively owned by such first Person for purposes of Section 382 of the Code, would be deemed owned by a single “entity” as defined in Treasury Regulation § 1.382-3(a)(1) in which both such Persons are included, or otherwise would be deemed aggregated with Common Stock owned by such first Person pursuant to the provisions of Section 382 of the Code and the Treasury Regulations thereunder; provided, however, that a Person shall not be deemed to be the Affiliate or Associate of another Person solely because either or both Persons are or were directors of the Company.

c.A Person shall be deemed the “Beneficial Owner” of, and shall be deemed to “beneficially own,” any securities:

i.which such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has the right to acquire (whether such right is exercisable immediately or only after the passage of time or the occurrence of an event) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, other rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “beneficially own,” (A) securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange, (B) securities issuable upon exercise of Rights at any time prior to the occurrence of a Section 11(a)(ii) Event, (C) securities issuable upon exercise of Rights from and after the occurrence of a Section 11(a)(ii) Event, which Rights were acquired by such Person or any of such Person’s Affiliates or Associates prior to the Distribution Date or pursuant to Section 3(a) or Section 22 hereof (the “Original Rights”) or pursuant to Section 11(i) hereof in connection with an adjustment made with respect to any Original Rights, or (D) securities issued or issuable pursuant to any employee benefit plan of the Company or any Subsidiary of the Company or any employment agreement, arrangement or other understanding between the Company or any Subsidiary of the Company and any Person or any of such Person’s Affiliates or Associates; or

ii.which such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has the right to vote or dispose of or has “beneficial ownership” of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act), including pursuant to any agreement, arrangement or understanding, whether or not in writing; provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “beneficially own,” any security under this subparagraph (ii) as a result of (A) an agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding: (1) arises solely from a revocable proxy or consent given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations under the Exchange Act, and (2) is not also then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report), or (B) securities issued or issuable pursuant to any employee benefit plan of the Company or any Subsidiary of the Company or any employment agreement, arrangement or other understanding between the Company or any Subsidiary of the Company and any Person or any of such Person’s Affiliates or Associates;

iii.which are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person (or any of such Person’s Affiliates or Associates) has any agreement, arrangement or understanding (whether or not in writing), for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy or consent as described in the proviso to subparagraph (ii) of this paragraph (c)) or disposing of any voting securities of the Company; provided, however, that nothing in this paragraph (c) shall cause a Person engaged in business as an underwriter of securities to be the “Beneficial Owner” of, or to “beneficially own,” any securities acquired through such Person’s participation in good faith in a firm commitment underwriting until the expiration of forty (40) days after the date of such acquisition, and then only if such securities continue to be owned by such Person at such expiration of forty (40) days; or

iv.Notwithstanding anything herein to the contrary, to the extent not within the foregoing provisions of this Section 1(c), a Person shall be deemed the “Beneficial Owner” of and shall be deemed to “beneficially own” or have “beneficial ownership” of, securities which such Person would be deemed to constructively own or which otherwise would be aggregated with shares owned by such Person pursuant to Section 382 of the Code, or any successor provision or replacement provision and the Treasury Regulations thereunder.

d.“Book Entry” shall mean an uncertificated book entry for the Class A Common Stock or Class B Common Stock.

e.“Business Day” shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

f.“Class A Common Stock” shall have the meaning set forth in the recitals to this Agreement.

g.“Class B Common Stock” shall have the meaning set forth in the recitals to this Agreement.

h.“close of business” on any given date shall mean 5:00 P.M., New York City time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.

i.“Code” shall have the meaning set forth in the recitals to this Agreement.

j.“Current Market Price” shall have the meaning set forth in Sections 11(d)(i) and 11(d)(ii) hereof.

k.“Current Value” shall have the meaning set forth in Section 11(a)(iii) hereof.

l.“Distribution Date” shall have the meaning set forth in Section 3(a) hereof.

m.“Equivalent Preferred Stock” shall have the meaning set forth in Section 11(b) hereof.

n.“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

o.“Exempted Person” shall mean any Person who, together with all Affiliates and Associates of such Person,

i.is the Beneficial Owner of securities (as disclosed in public filings with the Securities and Exchange Commission on the Rights Dividend Declaration Date), representing 4.95% or more of the shares of Class A Common Stock outstanding on the Rights Dividend Declaration Date, provided, however, that any such Person described in this clause (i) shall no longer be deemed to be an Exempted Person and shall be deemed an Acquiring Person if such Person, together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of securities representing a percentage of Class A Common Stock that exceeds by one-half of one percent (0.5%) or more the lowest percentage of Beneficial Ownership of Class A Common Stock that such Person had at any time since the Rights Dividend Declaration Date, except solely (x) pursuant to equity compensation awards granted to such Person by the Company or as a result of an adjustment to the number of shares of Class A Common Stock represented by such equity compensation award pursuant to the terms thereof or (y) as a result of a repurchase or redemption of shares of Class A Common Stock by the Company; or

ii.becomes the Beneficial Owner of securities representing 4.95% or more of the shares of Class A Common Stock then outstanding because of a reduction in the number of outstanding shares of Class A Common Stock then outstanding as a result of the purchase by the Company or a Subsidiary of the Company of shares of Class A Common Stock, provided, however, that any such Person described in this clause (ii) shall no longer be deemed to be an Exempted Person and shall be deemed an Acquiring Person if such Person, itself or together with all Affiliates and Associates of such Person, becomes the Beneficial Owner, at any time after the date such Person became the Beneficial Owner of 4.95% or more of the then outstanding shares of Class A Common Stock, of securities representing a percentage of Class A Common Stock that exceeds by one-half of one percent (0.5%) or more the lowest percentage of Beneficial Ownership of Class A Common Stock that such Person had at any time since the date such Person first became the Beneficial Owner of 4.95% or more of the then outstanding shares of Class A Common Stock, except solely (x) pursuant to equity compensation awards granted to such Person by the Company or as a result of an adjustment to the number of shares of Class A Common Stock represented by such equity compensation award pursuant to the terms thereof or (y) as a result of a repurchase or redemption of shares of Class A Common Stock by the Company; or

iii.is a Beneficial Owner of 4.95% or more of the shares of Class A Common Stock outstanding and whose beneficial ownership, as determined by the Board of Directors in its sole discretion, (x) would not jeopardize or endanger the availability to the Company of its NOLs or other Tax Benefits or (y) is otherwise in the best interests of the Company, provided, however, that if a Person is an Exempted Person solely by reason of this clause (iii), then such Person shall cease to be an Exempted Person if (A) such Person ceases to beneficially own 4.95% or more of the shares of the then outstanding Class A Common Stock, (B) after the date of such determination by the Board of Directors, such Person, together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of securities representing a percentage of Class A Common Stock that exceeds by one-half of one percent (0.5%) or more the lowest percentage of Beneficial Ownership of Class A Common Stock that such Person had at any time since the date such Person first became the Beneficial Owner of 4.95% or more of the then outstanding shares of Class A Common Stock, except solely (I) pursuant to equity compensation awards granted to such Person by the Company or as a result of an adjustment to the number of shares of Class A Common Stock represented by such equity compensation award pursuant to the terms thereof or (II) as a result of a redemption of shares of Class A Common Stock by the Company, or (C) the Board of Directors of the Company, in its sole discretion, makes a contrary determination with respect to the effect of such Person’s beneficial ownership (together with all Affiliates and Associates of such Person) with respect to the availability to the Company of its NOLs or other Tax Benefits.

A purchaser, assignee or transferee of the shares of Class A Common Stock (or warrants or options exercisable for Class A Common Stock) from an Exempted Person shall not thereby become an Exempted Person, except that a transferee from the estate of an Exempted Person who receives Class A Common Stock as a bequest or inheritance from an Exempted Person shall be an Exempted Person so long as such Person continues to be the Beneficial Owner of 4.95% or more of the then outstanding shares of Class A Common Stock.

a.“Exempted Transaction” shall mean any transaction that the Board of Directors determines, in its sole discretion, is exempt from this Agreement in whole or in part (to the extent of such determination), which determination shall be made in the sole and absolute discretion of the Board of Directors prior to the date of such transaction, including, without limitation, if the Board of Directors determines that (i) neither the Beneficial Ownership of shares of Class A Common Stock or Class B Common Stock by any Person, directly or indirectly, as a result of such transaction nor any other aspect of such transaction would jeopardize or endanger the availability to the Company of the Tax Benefits or (ii) such transaction is otherwise in the best interests of the Company. In granting an exemption under this definition, the Board of Directors may require any Person who would otherwise be an Acquiring Person to make certain representations or undertakings or to agree that any violation or attempted violation of such representations or undertakings will result in such consequences and subject to such conditions as the Board of Directors may determine in its sole discretion, including that any such violation shall result in such Person becoming an Acquiring Person.

b.“Expiration Date” shall have the meaning set forth in Section 7(a) hereof.

c.“Final Expiration Date” shall have the meaning set forth in Section 7(a) hereof.

d.“NOLs” shall mean the Company’s net operating loss carryforwards.

e.“Person” shall mean any individual, firm, corporation, limited liability company, partnership or other entity, or a group of Persons making a “coordinated acquisition” of shares or otherwise treated as an entity within the meaning of Section 1.382-3(a)(1) of the Treasury Regulations, and shall include any successor (by merger or otherwise) of such individual or entity, but shall not include a Public Group (as such term is defined in Section 1.382-2T(f)(13) of the Treasury Regulations).

f.“Preferred Stock” shall mean shares of Series A Junior Participating Preferred Stock, par value $0.01 per share, of the Company, and, to the extent that there are not a sufficient number of shares of Series A Junior Participating Preferred Stock authorized to permit the full exercise of the Rights, any other series of Preferred Stock, par value $0.01 per share, of the Company designated for such purpose containing terms substantially similar to the terms of the Series A Junior Participating Preferred Stock.

g.“Purchase Price” shall have the meaning set forth in Section 4(a) hereof.

h.“Record Date” shall have the meaning set forth in the recitals of this Agreement.

i.“Right” shall have the meaning set forth in the recitals of this Agreement.

j.“Rights Agent” shall have the meaning set forth in the recitals of this Agreement.

k.“Rights Certificate” shall have the meaning set forth in Section 3(a) hereof.

l.“Rights Dividend Declaration Date” shall have the meaning set forth in the recitals of this Agreement.

m.“Section 11(a)(ii) Event” shall mean any event described in Section 11(a)(ii) hereof.

n.“Stock Acquisition Date” shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 13(d) under the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such.

o.“Subsidiary” shall mean, with reference to any Person, any Person of which a majority of the voting power of voting equity securities or equity interests is beneficially owned, directly or indirectly, by such Person or otherwise controlled by such Person.

p.“Substitution Period” shall have the meaning set forth in Section 11(a)(iii) hereof.

q.“Summary of Rights” shall have the meaning set forth in Section 3(b) hereof.

r.“Trading Day” shall have the meaning set forth in Section 11(d)(i) hereof.

s.“Tax Benefits” shall mean the net operating loss carryovers, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers, foreign tax credit carryovers, any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382 of the Code, and the Treasury Regulations promulgated thereunder, of the Company or any of its Subsidiaries.

t.“Treasury Regulations” shall mean final, temporary and proposed income tax regulations promulgated under the Code, as amended.

2.Appointment of Rights Agent

. The Company hereby appoints the Rights Agent to act as agent for the Company and the holders of the Rights (who, in accordance with Section 3 hereof, shall prior to the Distribution Date also be the holders of Class A Common Stock or Class B Common Stock) in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-rights agents as it may deem necessary or desirable.

1.Issue of Rights Certificates
.
a.Until the earlier of (i) the close of business on the tenth Business Day after the Stock Acquisition Date (or, if the tenth day after the Stock Acquisition Date occurs before the Record Date, the close of business on the Record Date), or (ii) the close of business on the tenth Business Day (or such later date as the Board of Directors of the Company shall determine prior to such time as any Person becomes an Acquiring Person) after the date that a tender or exchange offer by any Person (other than any Exempted Person, the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan) is first published or sent or given within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act, if upon consummation thereof, such Person would become an Acquiring Person (the earlier of (i) and (ii) (or, the Record Date, if either such event occurs prior to the Record Date) being herein referred to as the “Distribution Date”), (x) the Rights will be evidenced (subject to the provisions of paragraph (b) of this Section 3) by the certificates for the Class A Common Stock or Class B Common Stock registered in the names of the holders of the Class A Common Stock or Class B Common Stock, which certificates for Class A Common Stock or Class B Common Stock shall be deemed also to be certificates for Rights (or by Book Entry shares in respect of such Class A Common Stock or Class B Common Stock), and not by separate certificates, and (y) the Rights will be transferable only in connection with the transfer of the underlying shares of Class A Common Stock or Class B Common Stock (including a transfer to the Company). As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign and the Rights Agent will send by first-class, insured, postage prepaid mail, to each record holder of the Class A Common Stock and Class B Common Stock as of the close of business on the Distribution Date, at the address of such holder shown on the records of the Company, one or more rights certificates, in substantially the form of Exhibit B hereto (the “Rights Certificates”), evidencing one Right for each share of Class A Common Stock and Class B Common Stock so held, subject to adjustment as provided herein. In the event that an adjustment in the number of Rights per share of Class A Common Stock or Class B Common Stock has been made pursuant to Section 11(p) hereof, at the time of distribution of the Rights Certificates, the Company shall make the necessary and appropriate rounding adjustments (in accordance with Section 14(a) hereof) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Distribution Date, the Rights will be evidenced solely by such Rights Certificates.

b.As promptly as practicable following the Record Date, the Company will make available a Summary of Rights, in substantially the form attached hereto as Exhibit C (the “Summary of

Rights”), to any record holder of the Class A Common Stock and Class B Common Stock as of the close of business on the Record Date who may request it before the Expiration Date. With respect to certificates for the Class A Common Stock and Class B Common Stock (or Book Entry shares of Class A Common Stock or Class B Common Stock) outstanding as of the Record Date, or issued subsequent to the Record Date, unless and until the Distribution Date shall occur, the Rights will be evidenced by such certificates for the Class A Common Stock or Class B Common Stock (or the Book Entry shares) and the registered holders of the Class A Common Stock and Class B Common Stock shall also be the registered holders of the associated Rights. Until the earliest of the Distribution Date, the Expiration Date (as such term is defined in Section 7 hereof) or the redemption of the Rights pursuant to Section 23 hereof, the transfer of any certificates representing shares of Class A Common Stock or Class B Common Stock (or the Book Entry shares of Class A Common Stock or Class B Common Stock) in respect of which Rights have been issued shall also constitute the transfer of the Rights associated with such shares of Class A Common Stock and Class B Common Stock or Book Entry shares.

c.Rights shall be issued in respect of all shares of Class A Common Stock and Class B Common Stock which are issued (whether originally issued or from the Company’s treasury) after the Record Date but prior to the earliest of the Distribution Date, the Expiration Date or the redemption of the Rights pursuant to Section 23 hereof. Certificates representing such shares of Class A Common Stock or Class B Common Stock shall also be deemed to be certificates for Rights, and shall bear a legend substantially in the following form: “This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between Comstock Holding Companies, Inc. (the “Company”) and Equiniti Trust Company, LLC (the “Rights Agent”), dated as of March 28, 2025 (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Rights Agent. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Rights Agent will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.” With respect to any Book Entry shares of Class A Common Stock or Class B Common Stock, such legend shall be included in a notice to the registered holder of such shares in accordance with applicable law. With respect to such certificates containing the foregoing legend, or any notice of the foregoing legend delivered to holders of Book Entry shares, until the earlier of the (i) Distribution Date or (ii) the Expiration Date, the Rights associated with the Class A Common Stock and Class B Common Stock represented by such certificates or Book Entry shares shall be evidenced by such certificates or Book Entry shares alone and registered holders of Class A Common Stock and Class B Common Stock shall also be the registered holders of the associated Rights, and the transfer of any of such certificates or Book Entry shares shall also constitute the transfer of the Rights associated with the Class A Common Stock or Class B Common Stock represented thereby. The failure of any such legend to be included on any such certificate or of any such notice to be given shall not affect the validity of enforceability of this Agreement.

2.Form of Rights Certificates
.
a.The Rights Certificates (and the forms of election to purchase and of assignment to be printed on the reverse thereof) shall each be substantially in the form set forth in Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. Subject to the provisions of Section 11 and Section 22 hereof, the Rights Certificates, whenever distributed, shall be dated as of the Record Date or, in the case of Rights with respect to Class A Common Stock and Class B Common Stock issued or becoming outstanding after the Record Date, the same date as the date of the share certificate evidencing such shares, and on their face shall entitle the holders thereof to purchase such number of one one-thousandths of a share of Preferred Stock as shall be set forth therein at the price set forth therein (such exercise price per one one-thousandth of a share, the “Purchase Price”), but the amount and type of securities purchasable upon the exercise of each Right and the Purchase Price thereof shall be subject to adjustment as provided herein.

b.Any Rights Certificate issued pursuant to Section 3(a), Section 11(i) or Section 22 hereof that represents Rights beneficially owned by any Person known to be: (i) an Acquiring Person or any Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom such Acquiring Person has any continuing plan, agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board of Directors of the Company has determined is part of a plan, agreement, arrangement or understanding which has as a primary purpose or effect avoidance of Section 7(e) hereof, or (iv) subsequent transferees of such Persons described in clause (i), (ii) or (iii) of this sentence, and any Rights Certificate issued pursuant to Section 6 or Section 11 hereof upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain (to the extent feasible) a legend substantially in the following form: “The Rights represented by this Rights Certificate are or were beneficially owned by a Person who was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement). Accordingly, this Rights Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 7(e) of such Agreement.” The absence of the foregoing legend on any Rights Certificate shall in no way affect any of the other provisions of this Agreement, including, without limitation, the provisions of Section 7(e).

3.Countersignature and Registration
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a.The Rights Certificates shall be executed on behalf of the Company by its Chairman of the Board, its Vice Chairman, its Chief Executive Officer, its President or any Vice President, either manually or by facsimile signature, and shall have affixed thereto the Company’s seal or a facsimile thereof which shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Rights Certificates shall be countersigned by the Rights Agent, either manually or by facsimile signature, and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed such Rights Certificates had not ceased to be such officer of the Company; and any Rights Certificates may be signed on behalf of the Company by any person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign such Rights Certificate, although at the date of the execution of this Rights Agreement any such person was not such an officer.

b.Following the Distribution Date, the Rights Agent shall keep, or cause to be kept, at its principal office or offices designated as the appropriate place for surrender of Rights Certificates upon exercise or transfer, books for registration and transfer of the Rights Certificates issued hereunder.

Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates and the date of each of the Rights Certificates.

4.Transfer, Split Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates
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a.Subject to the provisions of this Agreement, at any time after the close of business on the Distribution Date, and at or prior to the close of business on the Expiration Date, any Rights Certificate or Certificates may be transferred, split up, combined or exchanged for another Rights Certificate or Certificates, entitling the registered holder to purchase a like number of one one-thousandths of a share of Preferred Stock (or, following a Section 11(a)(ii) Event, Class A Common Stock, other securities, cash or other assets, as the case may be) as the Rights Certificate or Certificates surrendered then entitles such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate or Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Rights Certificate or Certificates to be transferred, split up, combined or exchanged at the principal office or offices of the Rights Agent designated for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder shall have completed and signed the certificate contained in the form of assignment on the reverse side of such Rights Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request. Thereupon the Rights Agent shall, subject to Section 4(b), Section 7(e), Section 14 and Section 27 hereof, countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates. The Rights Agent shall promptly forward any such sum collected by it to the Company or to such Persons as the Company shall specify by written notice.

b.Subject to the provisions of this Agreement, at any time after the Distribution Date and prior to the Expiration Date, upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company’s request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate if mutilated, the Company will execute and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.

5.Exercise of Rights; Purchase Price; Expiration Date of Rights
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a.Subject to Section 7(e) and Section 27 hereof, the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein including, without limitation, the restrictions on exercisability set forth in Section 9(c), Section 11(a)(iii) and Section 23(a) hereof) in whole or in part at any time after the Distribution Date upon surrender of the Rights Certificate, with the form of election to purchase and the certificate on the reverse side thereof duly executed, to the Rights Agent at the principal office or offices of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price with respect to the total number of one one-thousandth of a share of Preferred Stock (or other securities, cash or other assets, as the case may be) as to which such surrendered Rights are then exercisable, at or prior to the earliest of (i) the close of business on March 28, 2035 (the “Final Expiration Date”), (ii) the time at which the Rights are redeemed as provided in Section 23 hereof, (iii) the time at which all of the Rights (other than Rights that have become void pursuant to the provisions of Section 7(e) hereof) are exchanged for Class A Common Stock as provided in Section 27 hereof, (iv) the close of business on the effective date of the repeal of Section 382 or any successor statute if the Board of Directors of the Company determines that this Agreement is no longer necessary or desirable for the preservation of Tax Benefits, (v) the close of business on the first day of a taxable year of the Company to which the Board of Directors of the Company determines that no Tax Benefits may be carried forward, or (vi) the first anniversary of adoption of the Agreement if shareholder approval of the Agreement has not been received by or on such date (the earliest of (i) and (ii) and (iii) and (iv) and (v) and (vi) being herein referred to as the “Expiration Date”).

b.The Purchase Price for each one one-thousandth of a share of Preferred Stock pursuant to the exercise of a Right shall initially be $20.48, and shall be subject to adjustment from time to time as provided in Section 11 hereof and shall be payable in accordance with paragraph (c) below.

c.Except as otherwise provided herein, upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to purchase and the certificate duly executed, accompanied by payment, with respect to each Right so exercised, of the Purchase Price per one one-thousandth of a share of Preferred Stock (or other shares, securities, cash or other assets, as the case may be) to be purchased as set forth below and an amount equal to any applicable transfer tax, the Rights Agent shall, subject to Section 20(k) hereof, thereupon promptly (i) (A) requisition from any transfer agent of the shares of Preferred Stock (or make available, if the Rights Agent is the transfer agent for such shares) certificates for the total number of one one-thousandths of a share of Preferred Stock to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company shall have elected to deposit the total number of shares of Preferred Stock issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of one one-thousandths of a share of Preferred Stock as are to be purchased (in which case certificates for the shares of Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company shall direct the depositary agent to comply with such request, requisition from the Company the amount of cash, if any, to be paid in lieu of fractional shares in accordance with Section 14 hereof, (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to, or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, and (iv) after receipt thereof, deliver such cash described in clause (ii) hereof, if any, to or upon the order of the registered holder of such Rights Certificate. The payment of the Purchase Price (as such amount may be reduced pursuant to Section 11(a)(iii) hereof) shall be made in cash or by certified bank check or bank draft payable to the order of the Company. In the event that the Company is obligated to issue other securities (including Class A Common Stock) of the Company, pay cash and/or distribute other property pursuant to Section 11(a) hereof, the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when appropriate. The Company reserves the right to require prior to the occurrence of a Section 11(a)(ii) Event that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Preferred Stock would be issued.

d.In case the registered holder of any Rights Certificate shall exercise less than all the Rights evidenced thereby, a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to, or upon the order of, the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, subject to the provisions of Section 14 hereof.

e.Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Section 11(a)(ii) Event, any Rights beneficially owned by any Person known to be (i) an Acquiring Person or an Associate or Affiliate of an Acquiring Person, (ii) a transferee of an

Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing plan, agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board of Directors of the Company has determined is part of a plan, agreement, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 7(e), or (iv) subsequent transferees of such Persons described in clause (i), (ii) or (iii) of this sentence, shall become null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The Company shall use all reasonable efforts to insure that the provisions of this Section 7(e) and Section 4(b) hereof are complied with, but shall have no liability to any holder of Rights Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or any of its Affiliates, Associates or transferees hereunder.

f.Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have (i) properly completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise, and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request.

6.Cancellation and Destruction of Rights Certificates

. All Rights Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Rights Certificates to the Company, or shall, at the written request of the Company, destroy such canceled Rights Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

1.Reservation and Availability of Capital Stock
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a.The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock (and, following the occurrence of a Section 11(a)(ii) Event, out of its authorized and unissued shares of Class A Common Stock and/or other securities or out of its authorized and issued shares held in its treasury), the number of shares of Preferred Stock (and, following the occurrence of a Section 11(a)(ii) Event, Class A Common Stock and/or other securities) that, as provided in this Agreement, including Section 11(a)(iii) hereof, will be sufficient to permit the exercise in full of all outstanding Rights.

b.So long as the shares of Preferred Stock (and, following the occurrence of a Section 11(a)(ii) Event, Class A Common Stock and/or other securities) issuable and deliverable upon the exercise of the Rights may be listed on any national securities exchange, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed on such exchange upon official notice of issuance upon such exercise.

c.The Company shall use its best efforts to (i) file, as soon as practicable following the earliest date after the first occurrence of a Section 11(a)(ii) Event on which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with Section 11(a)(iii) hereof, a registration statement under the Securities Act of 1933 (the “Act”) with respect to the securities purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing, and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities, and (B) the date of the expiration of the Rights. The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or “blue sky” laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed ninety (90) days after the date set forth in clause (i) of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension has been rescinded. In addition, if the Company shall determine that a registration statement is required following the Distribution Date, the Company may temporarily suspend the exercisability of the Rights until such time as a registration statement has been declared effective. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite qualification in such jurisdiction shall not have been obtained, the exercise thereof shall not be permitted under applicable law or a registration statement shall not have been declared effective.

d.The Company covenants and agrees that it will take all such action as may be necessary to ensure that all one one-thousandths of a share of Preferred Stock (and, following the occurrence of a Section 11(a)(ii) Event, Class A Common Stock) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (or Units) (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable.

e.The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Rights Certificates and of any certificates for a number of one one-thousandths of a share of Preferred Stock (or Class A Common Stock) upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Rights Certificates to a Person other than, or the issuance or delivery of a number of one one-thousandths of a share of Preferred Stock (or Class A Common Stock) in respect of a name other than that of, the registered holder of the Rights Certificates evidencing Rights surrendered for exercise or to issue or deliver any certificates for a number of one one-thousandths of a share of Preferred Stock (or Class A Common Stock) in a name other than that of the registered holder upon the exercise of any Rights until such tax shall have been paid (any such tax being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the Company’s satisfaction that no such tax is due.

2.Preferred Stock Record Date

. Each Person in whose name any certificate for a number of one one-thousandths of a share of Preferred Stock (or Class A Common Stock) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such fractional shares of Preferred Stock (or Class A Common Stock) represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and all applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Stock (or Class A Common Stock) transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares (fractional or otherwise) on, and such certificate shall be dated, the next succeeding Business

Day on which the Preferred Stock (or Class A Common Stock) transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate shall not be entitled to any rights of a stockholder of the Company with respect to shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

1.Adjustment of Purchase Price, Number and Kind of Shares or Number of Rights

. The Purchase Price, the number and kind of shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

a.(i) In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Stock payable in shares of Preferred Stock, (B) subdivide the outstanding Preferred Stock, (C) combine the outstanding Preferred Stock into a smaller number of shares, or (D) issue any shares of its capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a) and Section 7(e) hereof, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of Preferred Stock or capital stock, as the case may be, issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect, the aggregate number and kind of shares of Preferred Stock or capital stock, as the case may be, which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Stock transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of Preferred Stock or capital stock, as the case may be, issuable upon exercise of one Right. If an event occurs which would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii) hereof, the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii) hereof.

i.Subject to the provisions of this Agreement, including without limitation Section 27, in the event any Person shall become an Acquiring Person, then, promptly following the occurrence of such event, proper provision shall be made so that each holder of a Right (except as provided below and in Section 7(e) hereof) shall thereafter have the right to receive, upon exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, in lieu of a number of one one-thousandths of a share of Preferred Stock, such number of shares of Class A Common Stock of the Company as shall equal the result obtained by (x) multiplying the then current Purchase Price by the then number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event, and (y) dividing that product (which, following such first occurrence, shall thereafter be referred to as the “Purchase Price” for each Right and for all purposes of this Agreement) by 50% of the Current Market Price (determined pursuant to Section 11(d) hereof) per share of Class A Common Stock on the date of such first occurrence (such number of shares, the “Adjustment Shares”).

ii.In the event that the number of shares of Class A Common Stock which are authorized by the Company’s Certificate of Incorporation but not outstanding, subscribed for or reserved for issuance for purposes other than upon exercise of the Rights are not sufficient to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii) of this Section 11(a), the Company shall (A) determine the value of the

Adjustment Shares issuable upon the exercise of a Right (the “Current Value”), and (B) with respect to each Right (subject to Section 7(e) hereof), make adequate provision to substitute for the Adjustment Shares, upon the exercise of a Right and payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase Price, (3) other equity securities of the Company (including, without limitation, shares, or units of shares, of preferred stock, such as the Preferred Stock, which the Board of Directors of the Company has deemed to have essentially the same value or economic rights as shares of Class A Common Stock), (4) debt securities of the Company, (5) other assets, or (6) any combination of the foregoing, having an aggregate value equal to the Current Value (less the amount of any reduction in the Purchase Price), where such aggregate value has been determined by the Board based upon the advice of a nationally recognized investment banking firm selected by the Board; provided, however, that if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the later of (x) the first occurrence of a Section 11(a)(ii) Event and (y) the date on which the Company’s right of redemption pursuant to Section 23(a) expires (the later of (x) and (y) being referred to herein as the “Section 11(a)(ii) Trigger Date”), then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Class A Common Stock (to the extent available), and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. For purposes of the preceding sentence, the term “Spread” shall mean the excess of (i) the Current Value over (ii) the Purchase Price. If the Board of Directors of the Company determines in good faith that it is likely that sufficient additional shares of Class A Common Stock could be authorized for issuance upon exercise in full of the Rights, the thirty (30) day period set forth above may be extended to the extent necessary, but not more than ninety (90) days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such thirty (30) day period, as it may be extended, is herein called the “Substitution Period”). To the extent that the Company determines that action should be taken pursuant to the first and/or third sentences of this Section 11(a)(iii), the Company (1) shall provide, subject to Section 7(e) hereof, that such action shall apply uniformly to all outstanding Rights, and (2) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek such stockholder approval for such authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of each Adjustment Share shall be the Current Market Price per share of the Class A Common Stock on the Section 11(a)(ii) Trigger Date and the per share or per unit value of any Class A Common Stock Equivalent shall be deemed to equal the Current Market Price per share of the Class A Common Stock on such date.

b.In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Stock entitling them to subscribe for or purchase (for a period expiring within forty-five (45) calendar days after such record date) Preferred Stock (or shares having the same rights, privileges and preferences as the shares of Preferred Stock (“Equivalent Preferred Stock”)) or securities convertible into Preferred Stock or Equivalent Preferred Stock at a price per share of Preferred Stock or per share of Equivalent Preferred Stock (or having a conversion price per share, if a security convertible into Preferred Stock or Equivalent Preferred Stock) less than the Current Market Price (as determined pursuant to Section 11(d) hereof) per share of Preferred Stock on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of shares of Preferred Stock which the aggregate offering price of the total number of shares of Preferred Stock and/or Equivalent Preferred Stock so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such Current Market Price, and the denominator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of additional shares of Preferred Stock and/or Equivalent Preferred Stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of Preferred Stock or capital stock, as the case may be, issuable upon exercise of one Right. In case such subscription price may be paid by delivery of consideration part or all of which may be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Shares of Preferred Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

c.In case the Company shall fix a record date for a distribution to all holders of Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of cash (other than a regular quarterly cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in Preferred Stock, but including any dividend payable in stock other than Preferred Stock) or evidences of indebtedness, or of subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Price (as determined pursuant to Section 11(d) hereof) per share of Preferred Stock on such record date, less the fair market value (as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to a share of Preferred Stock and the denominator of which shall be such Current Market Price (as determined pursuant to Section 11(d) hereof) per share of Preferred Stock; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of Preferred Stock or capital stock, as the case may be, issuable upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Purchase Price shall be adjusted to be the Purchase Price which would have been in effect if such record date had not been fixed.

d.(i) For the purpose of any computation hereunder, other than computations made pursuant to Section 11(a)(iii) hereof, the Current Market Price per share of Class A Common Stock on any date shall be deemed to be the average of the daily closing prices per share of such Class A Common Stock for the thirty (30) consecutive Trading Days immediately prior to such date, and for purposes of computations made pursuant to Section 11(a)(iii) hereof, the Current Market Price per share of Class A Common Stock on any date shall be deemed to be the average of the daily closing prices per share of such Class A Common Stock for the ten (10) consecutive Trading Days immediately following such date; provided, however, that in the event that the Current Market Price per share of the Class A Common Stock is determined during a period following the announcement by the issuer of such Class A Common Stock of (A) a dividend or distribution on such Class A Common Stock or Class B Common Stock payable in shares of such Class A Common Stock or Class B Common Stock or securities convertible into shares of such Class A Common Stock or Class B Common Stock (other than the Rights), or (B) any subdivision, combination or reclassification of such Class A Common Stock or Class B Common Stock, and the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification shall not have occurred prior to the commencement of the requisite thirty (30) Trading Day or ten (10) Trading Day period, as set forth above, then, and in each such case, the Current Market Price shall be properly adjusted to take into account ex-dividend trading. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or NASDAQ or, if the shares of Class A Common Stock is not listed or admitted to trading on the New York Stock Exchange or NASDAQ, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of Class A Common Stock is listed or admitted to trading or, if the shares of Class A Common Stock is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market or such other system then in use, or, if on any such date the shares of Class A Common Stock is not so quoted, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Class A Common Stock selected by the Board of Directors of the Company. If on any such date no market maker is making a market in the Class A Common Stock, the fair value of such shares on such date as determined in good faith by the Board shall be used. The term “Trading Day” shall mean a day on which the principal national securities exchange on which the shares of Class A Common Stock is listed or admitted to trading is open for the transaction of business or, if the shares of Class A Common Stock is not listed or admitted to trading on any national securities exchange, a Business Day. If the Class A Common Stock is not publicly held or not so listed or traded, Current Market Price per share shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

i.For the purpose of any computation hereunder, the Current Market Price per share of Preferred Stock shall be determined in the same manner as set forth above for the Class A Common Stock in clause (i) of this Section 11(d) (other than the last sentence thereof). If the Current Market Price per share of Preferred Stock cannot be determined in the manner provided above or if the Preferred Stock is not publicly held or listed or traded in a manner described in clause (i) of this Section 11(d), the Current Market Price per share of Preferred Stock shall be conclusively deemed to be an amount equal to 1,000 (as such number may be appropriately adjusted for such events as stock splits, stock dividends and recapitalizations with respect to the Class A Common Stock occurring after the date of this Agreement) multiplied by the Current Market Price per share of the Class A Common Stock. If neither the Class A Common Stock nor the Preferred Stock is publicly held or so listed or traded, Current Market Price per share of the Preferred Stock shall mean the fair value per share as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes. For all purposes of this Agreement, the Current Market Price of a Unit shall be equal to the Current Market Price of one share of Preferred Stock divided by 1,000.

e.Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one-thousandth of a share of Class A Common Stock or other share of capital stock or one-ten millionth of a share of Preferred Stock, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three (3) years from the date of the transaction which mandates such adjustment, or (ii) the Expiration Date.

f.If as a result of an adjustment made pursuant to Section 11(a)(ii) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock other than Preferred Stock, thereafter the number of such other shares so receivable upon exercise of any Right and the Purchase Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Sections 11(a), (b), (c), (e), (g), (h), (i), (j), (k) and (m), and the provisions of Sections 7, 9, 10 and 14 hereof with respect to the Preferred Stock shall apply on like terms to any such other shares.

g.All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-thousandths of a share of Preferred Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

h.Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandths of a share of Preferred Stock (calculated to the nearest one-ten millionth of a share of Preferred Stock) obtained by:

i.multiplying (x) the number of one one-thousandths of a share covered by a Right immediately prior to this adjustment, by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price, and

ii.dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

i.The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in lieu of any adjustment in the number of one one-thousandths of a share of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one one-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

j.Irrespective of any adjustment or change in the Purchase Price or the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price per one one-thousandth of a share and the number of one one-thousandths of a share which were expressed in the initial Rights Certificates issued hereunder.

k.Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, of the number of one one-thousandths of a share of Preferred Stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable such number of one one-thousandths of a share of Preferred Stock at such adjusted Purchase Price.

l.In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of one one-thousandths of a share of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of one one-thousandths of a share of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.

m.Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that in their good faith judgment the Board of Directors of the Company shall determine to be advisable in order that any (i) consolidation or subdivision of the Preferred Stock, (ii) issuance wholly for cash of any shares of Preferred Stock at less than the Current Market Price, (iii) issuance wholly for cash of shares of Preferred Stock or securities which by their terms are convertible into or exchangeable for shares of Preferred Stock, (iv) stock dividends or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its Preferred Stock shall not be taxable to such stockholders.

n.The Company covenants and agrees that it shall not, at any time after the Distribution Date, (i) consolidate with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), (ii) merge with or into any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), or (iii) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction, or a series of related transactions, assets, cash flow or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o) hereof), if at the time of or immediately after such consolidation, merger or sale there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights.

o.The Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by Section 23 or Section 26 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

p.Anything in this Agreement to the contrary notwithstanding, in the event that the Company shall at any time after the Rights Dividend Declaration Date and prior to the Distribution Date (i) declare a dividend on the outstanding shares of Class A Common Stock or Class B Common Stock payable in shares of Class A Common Stock or Class B Common Stock, (ii) subdivide the outstanding shares of Class A Common Stock or Class B Common Stock, or (iii) combine or consolidate the outstanding shares of Class A Common Stock or Class B Common Stock into a smaller number of shares, the number of Rights associated with each share of Class A Common Stock and Class B Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Date, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Class A Common Stock and Class B Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Class A Common Stock and Class B Common Stock immediately prior to such event by a fraction the numerator which shall be the total number of shares of Class A Common Stock and Class B Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Class A Common Stock and Class B Common Stock outstanding immediately following the occurrence of such event.

2.Certificate of Adjusted Purchase Price or Number of Shares

. Whenever an adjustment is made as provided in Section 11 hereof, the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment, (b) promptly file with the Rights Agent, and with each transfer agent for the Preferred Stock, the Class A Common Stock or the Class B Common Stock, a copy of such certificate, and (c) mail a brief summary thereof to each holder of a Rights Certificate (or, if prior to the Distribution Date, to each holder of a certificate representing shares of Class A Common Stock or Class B Common Stock or Book Entry shares in respect thereof) in accordance with Section 25 hereof. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained.

1.[RESERVED]

2.Fractional Rights and Fractional Shares
.
a.The Company shall not be required to issue fractions of Rights, except prior to the Distribution Date as provided in Section 11(p) hereof, or to distribute Rights Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price of the Rights for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or NASDAQ or, if the Rights are not listed or admitted to trading on the New York Stock Exchange or NASDAQ, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading, or if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market or such system then in use or, if on any such date the Rights are not so quoted, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors of the Company. If on any such date no such market maker is making a market in the Rights the fair value of the Rights on such date as determined in good faith by the Board of Directors of the Company shall be used.

b.The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock) upon exercise of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock). In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-thousandth of a share of Preferred Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one one-thousandth of a share of Preferred Stock. For purposes of this Section 14(b), the current market value of one one-thousandth of a share of Preferred Stock shall be one one-thousandth of the closing price of a share of Preferred Stock (as determined pursuant to Section 11(d)(ii) hereof) for the Trading Day immediately prior to the date of such exercise.

c.Following the occurrence of a Section 11(a)(ii) Event, the Company shall not be required to issue fractions of shares of Class A Common Stock upon exercise of the Rights or to distribute certificates which evidence fractional shares of Class A Common Stock. In lieu of fractional shares of Class A Common Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one (1) share of Class A Common Stock. For purposes of this Section 14(c), the current market value of one (1) share of Class A Common Stock shall be the closing price of one (1) share of Class A Common Stock (as determined pursuant to Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of such exercise.

d.The holder of a Right by the acceptance of the Rights expressly waives his or her right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as permitted by this Section 14.

3.Rights of Action

. All rights of action in respect of this Agreement, except the rights of action that are given to the Rights Agent under Section 18 hereof, are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of the Class A Common Stock and Class B Common Stock); and any registered holder of any Rights Certificate (or, prior to the Distribution Date, of the Class A Common Stock and Class B Common Stock), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, of the Class A Common Stock or Class B Common Stock), may, in such holder’s own behalf and for such holder’s own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder’s right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations hereunder of any Person subject to this Agreement.

1.Agreement of Rights Holders

. Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

a.prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of Class A Common Stock or Class B Common Stock;

b.after the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent if surrendered at the principal office or offices of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates fully executed;

c.subject to Section 6(a) and Section 7(f) hereof, the Company and the Rights Agent may deem and treat the Person in whose name a Rights Certificate (or, prior to the Distribution Date, the associated Class A Common Stock certificate or Class B Common Stock certificate (or Book Entry shares in respect of Class A Common Stock or Class B Common Stock)) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated Class A Common Stock certificate or Class B Common Stock certificate (or notices provided to holders of Book Entry shares of Class A Common Stock or Class B Common Stock) made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the last sentence of Section 7(e) hereof, shall be required to be affected by any notice to the contrary; and

d.notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, the Company must use its best efforts to have any such order, decree or ruling lifted or otherwise overturned as soon as possible.

2.Rights Certificate Holder Not Deemed a Stockholder

. No holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the number of one one-thousandths of a share of Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 24 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate shall have been exercised in accordance with the provisions hereof.

1.Concerning the Rights Agent
.
a.The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and disbursements and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability in the premises. In no case shall the Rights Agent be liable for special, indirect, incidental or consequential loss or damage.

b.The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any Rights Certificate or certificate for Class A Common Stock or Class B Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

2.Merger or Consolidation or Change of Name of Rights Agent
.
a.Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the corporate trust, stock transfer or other shareholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; but only if such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

b.In case at any time the name of the Rights Agent shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

3.Duties of Rights Agent

. The Rights Agent undertakes only the duties and obligations imposed by this Agreement (and no implied duties) upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

a.The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the advice of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

b.Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of Current Market Price) be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board, the Vice Chairman, the Chief Executive Officer, the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

c.The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct.

d.The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates or be required to verify the same (except as to its countersignature on such Rights Certificates), but all such statements and recitals are and shall be deemed to have been made by the Company only.

e.The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; nor shall it be responsible for any adjustment required under the provisions of Section 11 or Section 13 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after actual notice of any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Class A Common Stock or Preferred Stock to be issued pursuant to this Agreement or any Rights Certificate or as to whether any shares of Class A Common Stock or Preferred Stock will, when so issued, be validly authorized and issued, fully paid and nonassessable.

f.The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

g.The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the Vice Chairman, the Chief Executive Officer, the President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer.

h.The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

i.The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct; provided, however, reasonable care was exercised in the selection and continued employment thereof.

j.The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder through any corporate trust, stock issuance or stock transfer powers as may be reasonably determine is necessary for such purpose.

k.No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

l.If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause 1 and/or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise of transfer without first consulting with the Company.

4.Change of Rights Agent

. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days’ notice in writing mailed to the Company, and to each transfer agent of the Class A Common Stock, Class B Common Stock or Preferred Stock, by registered or certified mail, and, if such resignation occurs after the Distribution Date, to the registered holders of the Rights Certificates by first-class mail. The Company may, in its sole discretion, remove the Rights Agent or any successor Rights Agent upon thirty (30) days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Class A Common Stock, Class B Common Stock or Preferred Stock, by registered or certified mail, and, if such resignation occurs after the Distribution Date, to the holders of the Rights Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Rights Certificate (who shall, with such notice, submit his Rights Certificate for inspection by the Company), then any registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be either (a) a legal business entity organized and doing business under the laws of the United States or of any state of the United States, in good standing, which is authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50,000,000 or (b) an Affiliate of a legal business entity described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Class A Common Stock, Class B Common Stock and the Preferred Stock, and, if such appointment occurs after the Distribution Date, mail a notice thereof in writing to the registered holders of the Rights Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

1.Issuance of New Rights Certificates

. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of shares of Class A Common Stock and/or Class B Common Stock following the Distribution Date and prior to the redemption or expiration of the Rights, the Company (a) shall, with respect to shares of Class A Common Stock and/or Class B Common Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, granted or awarded as of the Distribution Date, or upon the exercise, conversion or exchange of securities hereinafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board of Directors of the Company, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued, and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

1.Redemption and Termination
.
a.The Board of Directors of the Company may, at its option, at any time prior to the earlier of (i) the close of business on the tenth day following the Stock Acquisition Date (or, if the Stock Acquisition Date shall have occurred prior to the Record Date, the close of business on the twentieth day following the Record Date), or (ii) the Final Expiration Date, redeem all but not less than all the then outstanding Rights at a redemption price of $0.001 per Right, as such amount may be appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the “Redemption Price”). Notwithstanding anything contained in this Agreement to the contrary, the Rights shall not be exercisable after the first occurrence of a Section 11(a)(ii) Event until such time as the Company’s right of redemption hereunder has expired. The Company may, at its option, pay the Redemption Price in cash, shares of Class A Common Stock (based on the “Current Market Price,” as defined in Section 11(d)(i) hereof, of the Class A Common Stock at the time of redemption) or any other form of consideration deemed appropriate by the Board of Directors.

b.Immediately upon the action of the Board of Directors of the Company ordering the redemption of the Rights, evidence of which shall have been filed with the Rights Agent and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. Promptly after the action of the Board of Directors ordering the redemption of the Rights, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice to all such holders at each holder’s last address as it appears upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Class A Common Stock and Class B Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.

2.Notice of Certain Events
.
a.In case the Company shall propose, at any time after the Distribution Date, (i) to pay any dividend payable in stock of any class to the holders of Preferred Stock or to make any other distribution to the holders of Preferred Stock (other than a regular quarterly cash dividend out of earnings or retained earnings of the Company), or (ii) to offer to the holders of Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, or (iii) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision of outstanding shares of Preferred Stock), or (iv) to effect any consolidation or merger into or with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one transaction or a series of related transactions, of more than 50% of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o) hereof), or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 25 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the shares of Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least twenty (20) days prior to the record date for determining holders of the shares of Preferred Stock for purposes of such action, and in the case of any such other action, at least twenty (20) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the shares of Preferred Stock, whichever shall be the earlier.

b.In case any of the events set forth in Section 11(a)(ii) hereof shall occur, then, in any such case, (i) the Company shall as soon as practicable thereafter give to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 25 hereof, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Section 11(a)(ii) hereof, and (ii) all references in the preceding paragraph to Preferred Stock shall be deemed thereafter to refer to Class A Common Stock and/or, if appropriate, other securities.

c.The failure to give any notice provided for herein shall not affect the validity or enforceability of any action intended to be the subject thereof.

3.Notices

. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

Comstock Holding Companies, Inc.
1900 Reston Metro Plaza, 10th Floor Reston, Virginia 20190
Attention: Chief Executive Officer

With a copy to:
Comstock Holding Companies, Inc.
1900 Reston Metro Plaza, 10th Floor Reston, Virginia 20190
Attention: General Counsel

Subject to the provisions of Section 21, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:
Equiniti Trust Company, LLC 48 Wall Street, 22nd Floor New York, NY 10005
Attention: Corporate Trust Department

With a copy to:
Equiniti Trust Company, LLC 48 Wall Street, 22nd Floor New York, NY 10005             Attention: Legal Department Email: LegalTeamUS@equiniti.com

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate (or, if prior to the Distribution Date, to the holder of certificates representing shares of Class A Common Stock and Class B Common Stock) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

1.Supplements and Amendments

. Prior to the Distribution Date and subject to the penultimate sentence of this Section 26, the Company and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Agreement without the approval of any holders of certificates representing shares of Class A Common Stock or Class B Common Stock. From and after the Distribution Date and subject to the penultimate sentence of this Section 26, the Company and the Rights Agent shall, if the Company so directs, supplement or amend this Agreement without the approval of any holders of Rights Certificates in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) to shorten or lengthen any time period hereunder, or (iv) to change or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable and which shall not adversely affect the interests of the holders of Rights Certificates (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person); provided, however, this Agreement may not be supplemented or amended to lengthen, pursuant to clause (iii) of this sentence, (A) a time period relating to when the Rights may be redeemed at such time as the Rights are not then redeemable, or (B) any other time period unless such lengthening is for the purpose of protecting, enhancing or clarifying the rights of, and/or the benefits to, the holders of Rights. Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 26, the Rights Agent shall execute such supplement or amendment. Notwithstanding anything contained in this Agreement to the contrary, no supplement or amendment shall be made which changes the Redemption Price, the Purchase Price or the number of one one-thousandths of a share of Preferred Stock for which a Right is exercisable or which extends the Final Expiration Date, and following the first occurrence of an event set forth in clauses (i) and (ii) of the first sentence of Section 23(a) hereof, any supplement or amendment shall require the concurrence of a majority of the members of the Board of Directors of the Company. Prior to the Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Class A Common Stock and Class B Common Stock.

1.Exchange
.
a.The Company may, at its option, at any time after the Stock Acquisition Date, upon resolution by the Board of Directors of the Company, exchange all or part of the then outstanding Rights (which shall not include Rights that have become void pursuant to the provisions of Section 7(e) hereof) for Class A Common Stock at an exchange ratio of one share of Class A Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date of this Agreement (such exchange ratio being hereinafter referred to as the “Section 27(a)(i) Exchange Ratio”). Notwithstanding the foregoing, the Company may not effect such exchange at any time after any Acquiring Person, together with all Affiliates and Associates of such Acquiring Person, becomes the Beneficial Owner of shares of Class A Common Stock and/or shares of Class B Common Stock representing 50% or more of the voting power represented by the shares of Class A Common Stock and shares of Class B Common Stock then outstanding. The exchange of the Rights by the Board of Directors of the Company may be made effective at such time, on such basis and with such conditions as the Board of Directors of the Company in its sole discretion may establish. Prior to effecting an exchange pursuant to this Section 27, the Board of Directors of the Company may direct the Company to enter into a trust agreement in such form and with such terms as the Board of Directors of the Company shall then approve (the “Trust Agreement”). If the Board of Directors of the Company so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “Trust”) all of the shares of Class A Common Stock issuable pursuant to the exchange, and all Persons entitled to receive shares pursuant to the exchange shall be entitled to receive such shares (and any dividends or distributions made thereon after the date on which such shares are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement.

b.Immediately upon the action of the Board of Directors of the Company ordering the exchange of any Rights pursuant to paragraph (a) of this Section 27 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Class A Common Stock equal to the number of such Rights held by such holder multiplied by the Section 27(a)(i) Exchange Ratio. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the shares of Class A Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 7(e) hereof) held by each holder of Rights.

c.In the event that there shall not be sufficient shares of Class A Common Stock issued but not outstanding or authorized but unissued (and unreserved) to permit any exchange of Rights as contemplated in accordance with this Section 27, the Company shall make adequate provision to substitute, to the extent that there are insufficient shares of Class A Common Stock available (1) cash, (2) other equity securities of the Company, (3) debt securities of the Company, (4) other assets or (5) any combination of the foregoing, having an aggregate value per Right equal to the then current per share market price (determined pursuant to Section 11(d) hereof) of the Class A Common Stock multiplied by the Section 27(a)(i) Exchange Ratio, where such aggregate value has been determined by a majority of the members of the Board of Directors of the Company, after receiving advice from a nationally recognized investment banking firm. To the extent that the Company determines that any such substitution must be made, the Company shall provide, subject to Section 7(e) hereof, that such substitution shall apply uniformly to all outstanding Rights.

d.The Company shall not be required to issue fractions of shares of Class A Common Stock or to distribute certificates which evidence fractional shares of Class A Common Stock. In lieu of such fractional shares of Class A Common Stock, the Company shall pay to the registered holders of the Rights Certificates with regard to which such fractional shares of Class A Common Stock would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole share of Class A Common Stock. For the purposes of this paragraph (d), the current market value of a whole share of Class A Common Stock shall be the closing price of a share of Class A Common Stock (as determined pursuant to the second sentence of Section 11(d) hereof) for the Trading Day immediately prior to the date of the exchange pursuant to this Section 27.

2.Successors

. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

1.Determinations and Actions by the Board of Directors, etc.

Without limitation of Section 1(c), any calculation of the number of shares of Class A Common Stock or Class B Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding shares of Class A Common Stock or Class B Common Stock of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act. The Board of Directors of the Company (with, where specifically provided for herein, the concurrence of a majority of the members of the Board of Directors of the Company) shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board (with, where specifically provided for herein, the concurrence of a majority of the members of the Board of Directors of the Company) or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement, and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not redeem the Rights or to amend the Agreement). All such actions, calculations, interpretations and determinations which are done or made by the Board (with, where specifically provided for herein, the concurrence of a majority of the members of the Board of Directors of the Company) in good faith, shall be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties.

1.Benefits of this Agreement

. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Class A Common Stock and Class B Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Class A Common Stock and Class B Common Stock).

1.Severability

. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board of Directors of the Company determines in its good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 hereof shall be reinstated and shall not expire until the close of business on the twentieth day following the date of such determination by the Board of Directors.

1.Governing Law

. This Agreement, each Right and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts made and to be performed entirely within such state.

2. Counterparts

This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

3. Descriptive Headings

Descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof and the words “herein,” “hereof,” “hereby,” “hereto,” “hereunder” and words of similar import are references to this Agreement as a whole and not to any particular section or other provision hereof.

[SIGNATURE PAGE IMMEDIATELY FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.
COMSTOCK HOLDING COMPANIES, INC.
By: /s/ Christopher Clemente         Name: Christopher Clemente Title: Chief Executive Officer
Equiniti Trust Company, LLC By: /s/ Michael Legregin ___ Name: Michael Legregin Title: Senior Vice President

EXHIBIT A
Form of Designations, Preferences and Rights of Series A Junior Participating
Preferred Stock of Comstock Holding Companies, Inc.

Section 1.Designation and Amount. The shares of such series shall be designated as “Series A Junior Participating Preferred Stock” and the number of shares constituting such series shall be 50,000.

Section 2.Dividends and Distributions.

(a)The holders of shares of Series A Junior Participating Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the last day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Junior Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 or (b) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Class A Common Stock or a subdivision of the outstanding shares of Class A Common Stock (by reclassification or otherwise), declared on the Class A Common Stock, par value $0.01 per share, of the Corporation (the “Class A Common Stock”) or a dividend payable in shares of Class B Common Stock or a subdivision of the outstanding shares of Class B Common Stock (by reclassification or otherwise), declared on the Class B Common Stock, par value $0.01 per share, of the Corporation (the “Class B Common Stock”) since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Junior Participating Preferred Stock. In the event the Corporation shall at any time after March 28, 2025 (the “Rights Declaration Date”) (i) declare any dividend on Class A Common Stock or Class B Common Stock payable in shares of Class A Common Stock or Class B Common Stock, (ii) subdivide the outstanding Class A Common Stock or Class B Common Stock, or (iii) combine the outstanding Class A Common Stock or Class B Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Series A Junior Participating Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Class A Common Stock and Class B Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Class A Common Stock and Class B Common Stock that were outstanding immediately prior to such event.

(b)The Corporation shall declare a dividend or distribution on the outstanding shares of Series A Junior Participating Preferred Stock as provided in Paragraph (A) above immediately after it declares a dividend or distribution on the Class A Common Stock or Class B Common Stock (other than a dividend payable in shares of Class A Common Stock or Class B Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Class A Common Stock or Class B Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the outstanding shares of Series A Junior Participating Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

(c)Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Junior Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Junior Participating Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Junior Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than thirty (30) days prior to the date fixed for the payment thereof.

Section 3.Voting Rights. The holders of shares of Series A Junior Participating Preferred Stock shall have the following voting rights:

(a)Subject to the provision for adjustment hereinafter set forth, each share of Series A Junior Participating Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Class A Common Stock or Class B Common Stock payable in shares of Class A Common Stock or Class B Common Stock, (ii) subdivide the outstanding Class A Common Stock or Class B Common Stock, or (iii) combine the outstanding Class A Common Stock or Class B Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Series A Junior Participating Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Class A Common Stock and Class B Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Class A Common Stock and Class B Common Stock that were outstanding immediately prior to such event.

(b)Except as otherwise provided herein or by law, the holders of shares of Series A Junior Participating Preferred Stock and the holders of shares of Class A Common Stock and Class B Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

(c)(i) If at any time dividends on any Series A Junior Participating Preferred Stock shall be in arrears in an amount equal to six (6) quarterly dividends thereon, the occurrence of such contingency shall mark the beginning of a period (herein called a “default period”) which shall extend until such time when all accrued and unpaid dividends for all previous quarterly dividend periods and for the current quarterly dividend period on all shares of Series A Junior Participating Preferred Stock then outstanding shall have been declared and paid or set apart for payment. During each default period, all holders of Preferred Stock (including holders of the Series A Junior Participating Preferred Stock) with dividends in arrears in an amount equal to six (6) quarterly dividends thereon, voting as a class, irrespective of series, shall have the right to elect two (2) Directors.

(ii)During any default period, such voting right of the holders of Series A Junior Participating Preferred Stock may be exercised initially at a special meeting called pursuant to subparagraph (iii) of this Section 3(c) or at any annual meeting of stockholders, and thereafter at annual meetings of stockholders, provided that such voting right shall not be exercised unless the holders of ten percent (10%) in number of shares of Preferred Stock outstanding shall be present in person or by proxy. The absence of a quorum of the holders of Class A Common Stock and Class B Common Stock shall not affect the exercise by the holders of Preferred Stock of such voting right. At any meeting at which the holders of Preferred Stock shall exercise such voting right initially during an existing default period, they shall have the right, voting as a class, to elect Directors to fill such vacancies, if any, in the Board of Directors as may then exist up to two (2) Directors or, if such right is exercised at an annual meeting, to elect two (2) Directors from the class of Directors being elected at such annual meeting. If the number which may be so elected at any special meeting does not amount to the required number, the holders of the Preferred Stock shall have the right to make such increase in the number of Directors in the class elected at the most recent annual meeting of stockholders as shall be necessary to permit the election by them of the required number. After the holders of the Preferred Stock shall have exercised their right to elect Directors in any default period and during the continuance of such period, the number of Directors shall not be increased or decreased except by vote of the holders of Preferred Stock as herein provided or pursuant to the rights of any equity securities ranking senior to or pari passu with the Series A Junior Participating Preferred Stock.

(iii)Unless the holders of Preferred Stock shall, during an existing default period, have previously exercised their right to elect Directors, the Board of Directors may order, or any stockholder or stockholders owning in the aggregate not less than ten percent (10%) of the total number of shares of Preferred Stock outstanding, irrespective of series, may request, the calling of a special meeting of the holders of Preferred Stock, which meeting shall thereupon be called by the President, a Vice-President or the Secretary of the Corporation. Notice of such meeting and of any annual meeting at which holders of Preferred Stock are entitled to vote pursuant to this Paragraph (c)(iii) shall be given to each holder of record of Preferred Stock by mailing a copy of such notice to such holder at such holder’s last address as the same appears on the books of the Corporation. Such meeting shall be called for a time not earlier than twenty (20) days and not later than sixty (60) days after such order or request, or in default of the calling of such meeting within sixty (60) days after such order or request, such meeting may be called on similar notice by any stockholder or stockholders owning in the aggregate not less than ten percent (10%) of the total number of shares of Preferred Stock outstanding. Notwithstanding the provisions of this Paragraph (c)(iii), no such special meeting shall be called during the period within sixty (60) days immediately preceding the date fixed for the next annual meeting of the stockholders.

(iiii)In any default period, the holders of Class A Common Stock and Class B Common Stock, and other classes of stock of the Corporation if applicable, shall continue to be entitled to elect the whole number of Directors until the holders of Preferred Stock shall have exercised their right to elect two (2) Directors voting as a class, after the exercise of which right (x) the Directors so elected by the holders of Preferred Stock shall continue in office until their successors shall have been elected by such holders or until the expiration of the default period, and (y) any vacancy in the Board of Directors may (except as provided in Paragraph (c)(ii) of this Section 3) be filled by vote of a majority of the remaining Directors theretofore elected by the holders of the class of stock which elected the Director whose office shall have become vacant. References in this Paragraph (c) to Directors elected by the holders of a particular class of stock shall include Directors elected by such Directors to fill vacancies as provided in clause (y) of the foregoing sentence.

(iiv)Immediately upon the expiration of a default period, (x) the right of the holders of Preferred Stock as a class to elect Directors shall cease, (y) the term of any Directors elected by the holders of Preferred Stock as a class shall terminate, and (z) the number of Directors shall be such number as may be provided for in the certificate of incorporation or by-laws of the Corporation irrespective of any increase made pursuant to the provisions of Paragraph (c)(ii) of this Section 3 (such number being subject, however, to change thereafter in any manner provided by law or in the certificate of incorporation or by-laws of the Corporation). Any vacancies in the Board of Directors effected by the provisions of clauses (y) and (z) in the preceding sentence may be filled by a majority of the remaining Directors.

(d)Except as set forth herein, holders of Series A Junior Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Class A Common Stock and Class B Common Stock as set forth herein) for taking any corporate action.

Section 4.Certain Restrictions.

(a)Whenever quarterly dividends or other dividends or distributions payable on the Series A Junior Participating Preferred Stock as provided in Section 2 hereof are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Junior Participating Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(ii)declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock;

(iii)declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, except dividends paid ratably on the Series A Junior Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iiii)redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Junior Participating Preferred Stock; or

(iiv)purchase or otherwise acquire for consideration any shares of Series A Junior Participating Preferred Stock, or any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(b)The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under Paragraph (a) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

Section 5.Reacquired Shares. Any shares of Series A Junior Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

Section 6.Liquidation, Dissolution or Winding Up.

(a)Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Series A Junior Participating Preferred Stock shall have received an amount equal to $1,000 per share of Series A Junior Participating Preferred Stock, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the “Series A Liquidation Preference”). Following the payment of the full amount of the Series A Liquidation Preference, no additional distributions shall be made to the holders of shares of Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Class A Common Stock and Class B Common Stock shall have received an amount per share (the “Common Adjustment”) equal to the quotient obtained by dividing (i) the Series A Liquidation Preference by (ii) 1,000 (as appropriately adjusted as set forth in subparagraph (c) below to reflect such events as stock splits, stock dividends and recapitalizations with respect to the Class A Common Stock and Class B Common Stock) (such number in clause (ii), the “Adjustment Number”). Following the payment of the full amount of the Series A Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series A Junior Participating Preferred Stock, Class A Common Stock and Class B Common Stock, respectively, holders of Series A Junior Participating Preferred Stock, holders of shares of Class A Common Stock and holders of shares of Class B Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to 1 (with respect to such Preferred Stock) (with respect to such Class A Common Stock and Class B Common Stock) on a per share basis.

(b)In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other series of Preferred Stock, if any, which rank on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences. In the event, however, that there are not sufficient assets available to permit payment in full of the Common Adjustment, then such remaining assets shall be distributed ratably to the holders of Class A Common Stock and Class B Common Stock.

(c)In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Class A Common Stock or Class B Common Stock payable in shares of Class A Common Stock or Class B Common Stock, (ii) subdivide the outstanding Class A Common Stock or Class B Common Stock, or (iii) combine the outstanding Class A Common Stock or Class B Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Class A Common Stock and Class B Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Class A Common Stock and Class B Common Stock that were outstanding immediately prior to such event.

Section 7.Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Class A Common Stock and Class B Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series A Junior Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth)

equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Class A Common Stock and Class B Common Stock is changed or exchanged. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Class A Common Stock or Class B Common Stock payable in shares of Class A Common Stock or Class B Common Stock, (ii) subdivide the outstanding Class A Common Stock or Class B Common Stock, or (iii) combine the outstanding Class A Common Stock or Class B Common Stock into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Junior Participating Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Class A Common Stock and Class B Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Class A Common Stock and Class B Common Stock that were outstanding immediately prior to such event.

Section 8.No Redemption. The shares of Series A Junior Participating Preferred Stock shall not be redeemable.

Section 9.Amendment. The certificate of incorporation of the Corporation shall not be further amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Junior Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of a majority or more of the outstanding shares of Series A Junior Participating Preferred Stock, voting separately as a class.

Section 10.Fractional Shares. Series A Junior Participating Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Junior Participating Preferred Stock.

Exhibit B
[Form of Rights Certificate]

Certificate No. R- Rights
NOT EXERCISABLE AFTER March 28, 2035 OR EARLIER IF REDEEMED BY THE COMPANY. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $0.001 PER RIGHT ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON (AS SUCH TERM IS DEFINED IN THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID. [THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT). ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF SUCH AGREEMENT.]

Rights Certificate
COMSTOCK HOLDING COMPANIES, INC.

This certifies that [ ], or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of March 28, 2025 (the “Rights Agreement”), between Comstock Holding Companies, Inc., a Delaware corporation (the “Company”), and Equiniti Trust Company, LLC, a New York limited liability company (the “Rights Agent”), to purchase from the Company at any time prior to 5:00 P.M. (New York City time) on March 28, 2035 ] at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one one-thousandth of a fully paid, non-assessable share of Series A Junior Participating Preferred Stock (the “Preferred Stock”) of the Company, at a purchase price of $20.48 per one one-thousandth of a share (the “Purchase Price”), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related Certificate duly executed. The number of Rights evidenced by this Rights Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above, and the Purchase Price per share set forth above, are the number and Purchase Price as of March 28, 2025 based on the Preferred Stock as constituted at such date. The Company reserves the right to require prior to the occurrence of a Section 11(a)(ii) Event (as such term is defined in the Rights Agreement) that a number of Rights be exercised so that only whole shares of Preferred Stock will be issued.

Upon the occurrence of a Section 11(a)(ii) Event (as such term is defined in the Rights Agreement), if the Rights evidenced by this Rights Certificate are beneficially owned by (i) an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Rights Agreement), (ii) a transferee of any such Acquiring Person, Associate or Affiliate, or (iii) under certain circumstances specified in the Rights Agreement, a transferee of a person who, after such transfer, became an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Section 11(a)(ii) Event.

As provided in the Rights Agreement, the Purchase Price and the number and kind of shares of Preferred Stock or other securities, which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events, including a Section 11(a)(ii) Event.
This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are on file at the above-mentioned office of the Rights Agent and are also available upon written request to the Rights Agent.

This Rights Certificate, with or without other Rights Certificates, upon surrender at the principal office or offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of one one-thousandths of a share of Preferred Stock as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Company at its option at a redemption price of $0.001 per Right at any time prior to the earlier of the close of business on (i) the tenth day following the Stock Acquisition Date (as such time period may be extended pursuant to the Rights Agreement), and (ii) the Final Expiration Date. In addition, the Rights may be exchanged, in whole or in part, for shares of the Class A Common Stock, Class B Common Stock or shares of preferred stock of the Company having essentially the same value or economic rights as such shares. Immediately upon the action of the Board of Directors of the Company authorizing any such exchange, and without any further action or any notice, the Rights (other than Rights which are not subject to such exchange) will terminate and the Rights will only enable holders to receive the shares issuable upon such exchange. Under certain circumstances set forth in the Rights Agreement, the decision to redeem the Rights shall require the concurrence of a majority of the members of the Board of Directors of the Company.

No fractional shares of Preferred Stock will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depository receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

No holder of this Rights Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give consent to or withhold consent from any corporate action, or, to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.
This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.

Dated as of _______________________
Attest: COMSTOCK HOLDING COMPANIES, INC.
By: By:
Name: Name:
Title: Title:

Countersigned:
Attest: Equiniti Trust Company, LLC By: Authorized Signature By:
Name: Name:
Title Title:

[Form of Reverse Side of Rights Certificate]
FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the Rights Certificate.)

FOR VALUE RECEIVED hereby sells, assigns and transfers unto (Please print name and address of transferee) this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint Attorney, to transfer the within Rights
Certificate on the books of the within-named Company, with full power of substitution.

Dated:
Signature:
Signature Guaranteed:
Certificate

The undersigned hereby certifies by checking the appropriate boxes that:

(1)this Rights Certificate [ ] is [ ] is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement);

(2)after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated:
Signature:
Signature Guaranteed:

NOTICE
The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

FORM OF ELECTION TO PURCHASE
(To be executed if holder desires to exercise Rights represented by the Rights Certificate.)

To: COMSTOCK HOLDING COMPANIES, INC.:

The undersigned hereby irrevocably elects to exercise ___________ Rights represented by this Rights Certificate to purchase the shares of Preferred Stock issuable upon the exercise of the Rights (or such other securities of the Company or of any other person which may be issuable upon the exercise of the Rights) and requests that certificates for such shares be issued in the name of and delivered to:

Please insert social security or other identifying number ____________________________
(Please print name and address):

If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:
Please insert social security or other identifying number (Please print name and address):

Dated:
Signature:
Signature Guaranteed:
Certificate

The undersigned hereby certifies by checking the appropriate boxes that:

(1)the Rights evidenced by this Rights Certificate [ ] are [ ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement);
(2)after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated:
Signature:
Signature Guaranteed:
NOTICE

The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

Exhibit C
SUMMARY OF RIGHTS TO PURCHASE SERIES A JUNIOR
PARTICIPATING PREFERRED STOCK

On March 12, 2025, the Board of Directors of Comstock Holding Companies, Inc. (the “Company”) approved the adoption and execution of a Section 382 Rights Agreement and declared a dividend distribution of one preferred stock purchase right (a “Right”) for each share of Class A Common Stock, par value $0.01 per share (the “Class A Common Stock”), and Class B Common Stock, par value $0.01 per share (“Class B Common Stock”), of the Company outstanding to stockholders of record at the close of business on April 14, 2025 (the “Record Date”). The description and terms of the Rights are set forth in the Section 382 Rights Agreement (the “Rights Agreement”) dated March 28, 2025 by and between the Company and Equiniti Trust Company, LLC. Each Right entitles the registered holder to purchase from the Company a unit (a “Unit”) consisting of one one-thousandth of a share of Series A Junior Participating Preferred Stock, par value $0.01 per share (the “Preferred Stock”), at a Purchase Price of $20.48 per Unit (the “Purchase Price”), subject to adjustment.

The Board of Directors of the Company adopted the Rights Agreement in an effort to protect stockholder value by attempting to continue to protect against a possible limitation on the Company’s ability to use its net operating loss carryforwards (the “NOLs”) to reduce potential future federal income tax obligations. The Company has experienced and continues to experience substantial operating losses, and under the Internal Revenue Code of 1986, as amended (the “Code”), and rules promulgated by the Internal Revenue Service, the Company may “carry forward” these losses in certain circumstances to offset any current and future earnings and thus reduce the Company’s federal income tax liability, subject to certain requirements and restrictions. To the extent that the NOLs do not otherwise become limited, the Company believes that it will be able to carry forward a significant amount of NOLs, and therefore these NOLs could be a substantial asset to the Company. However, if the Company experiences an “Ownership Change,” as defined in Section 382 of the Code, its ability to use the NOLs will be substantially limited, and the timing of the usage of the NOLs could be substantially delayed, which could therefore significantly impair the value of that asset.

A copy of the Rights Agreement is being filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A. A copy of the Rights Agreement is available free of charge from the Company. This Summary of Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is incorporated herein by reference.

Distribution Date; Acquiring Persons; Transfer of Rights. Initially, the Rights will be attached to all Class A Common Stock certificates and Class B Common Stock certificates representing shares then outstanding, and no separate Rights Certificates will be distributed. Subject to certain exceptions specified in the Rights Agreement, the Rights will separate from the Class A Common Stock and Class B Common Stock and a Distribution Date (as defined in the Rights Agreement) will occur upon the earlier of (i) ten days following a public announcement that a person or group of affiliated or associated persons (an “Acquiring Person”) has acquired, or obtained the right to acquire, beneficial ownership of 4.95% or more of the outstanding shares of Class A Common Stock (the “Stock Acquisition Date”) or (ii) ten business days following the commencement of a tender offer or exchange offer that would result in a person or group beneficially owning 4.95% or more of the outstanding shares of Class A Common Stock. The definition of Acquiring Person excludes any Exempted Person (as defined below) and any person who would become an Acquiring Person solely as a result of an Exempted Transaction (as defined below). Until the Distribution Date, (i) the Rights will be evidenced by the Class A Common Stock certificates and the Class B Common Stock certificates (or book entry shares in respect of the Class A Common Stock or Class B Common Stock) and will be transferred with and only with such Class A Common Stock certificates and the Class B Common Stock certificates (or book entry shares in respect of the Class A Common Stock or Class B Common Stock), (ii) new Class A Common Stock certificates and Class B Common Stock certificates (or book entry shares in respect of the Class A Common Stock or Class B Common Stock) after the Record Date will contain a notation incorporating the Rights Agreement by reference and, with respect to any uncertificated book entry shares issued after the Record Date, proper notice will be provided that incorporates the Rights Agreement by reference and (iii) the surrender for transfer of any certificates for Class A Common Stock or Class B Common Stock (or book entry shares of Class A Common Stock or Class B Common Stock) outstanding will also constitute the transfer of the

Rights associated with the Class A Common Stock or Class B Common Stock represented by such certificate or book entry shares.

As soon as practicable after the Distribution Date, Rights Certificates will be mailed to holders of record of the Class A Common Stock and the Class B Common Stock as of the close of business on the Distribution Date. Thereafter, the separate Rights Certificates alone will represent the Rights. Except as otherwise determined by the Board of Directors of the Company, only shares of Class A Common Stock and Class B Common Stock issued prior to the Distribution Date will be issued with Rights.

Exempted Persons. The following persons shall be “Exempted Persons” under the Rights Agreement:

(i) Any person who, together with all affiliates and associates of such person, is the beneficial owner of Class A Common Stock, options and/or warrants exercisable for shares of Class A Common Stock representing 4.95% or more of the shares of Class A Common Stock outstanding on March 28, 2025, will be an “Exempted Person.” However, any such person will no longer be deemed to be an Exempted Person and shall be deemed an Acquiring Person if such person, together with all affiliates and associates of such person, becomes the beneficial owner of securities representing a percentage of Class A Common Stock that exceeds by 0.5% or more the lowest percentage of Class A Common Stock that such person had at any time since March 28, 2025, except solely (x) pursuant to equity compensation awards granted to such person by the Company or as a result of an adjustment to the number of shares of Class A Common Stock represented by such equity compensation award pursuant to the terms thereof or (y) as a result of a redemption of shares of Class A Common Stock by the Company.

(ii) In addition, any person who, together with all affiliates and associates of such person, becomes the beneficial owner of Class A Common Stock, options and/or warrants exercisable for shares of Class A Common Stock representing 4.95% or more of the shares of Class A Common Stock then outstanding as a result of a purchase by the Company or any of its subsidiaries of shares of Class A Common Stock will also be an “Exempted Person.” However, any such person will no longer be deemed to be an Exempted Person and will be deemed to be an Acquiring Person if such person, together with all affiliates and associates of such person, becomes the beneficial owner, at any time after the date such person became the beneficial owner of 4.95% or more of the then outstanding shares of Class A Common Stock, of securities representing a percentage of Class A Common Stock that exceeds by 0.5% or more the lowest percentage of Beneficial Ownership of Class A Common Stock that such person had at any time since the date such person first became the beneficial owner of 4.95% or more of the then outstanding shares of Class A Common Stock, except solely (x) pursuant to equity compensation awards granted to such person by the Company or as a result of an adjustment to the number of shares of Class A Common Stock represented by such equity compensation award pursuant to the terms thereof or (y) as a result of a redemption of shares of Class A Common Stock by the Company.
(iii) In addition, any person who, together with all affiliates and associates of such person, is the beneficial owner of Class A Common Stock, options and/or warrants exercisable for shares of Class A Common Stock representing 4.95% or more of the shares of Class A Common Stock outstanding, and whose beneficial ownership, as determined by the Board of Directors of the Company in its sole discretion, (x) would not jeopardize or endanger the availability to the Company of its NOLs or (y) is otherwise in the best interests of the Company, will be an Exempted Person. However, any such person will cease to be an Exempted Person if (A) such person ceases to beneficially own 4.95% or more of the shares of the then outstanding Class A Common Stock, or (B) after the date of such determination by the Board of Directors of the Company, such person, together with all affiliates and associates of such person, becomes the beneficial owner of securities representing a percentage of Class A Common Stock that exceeds by 0.5% or more the lowest percentage of Beneficial Ownership of Class A Common Stock that such person had at any time since the date such person first became the beneficial owner of 4.95% or more of the then outstanding shares of Class A Common Stock, except solely (x) pursuant to equity compensation awards granted to such person by the Company or as a result of an adjustment to the number of shares of Class A Common Stock represented by such equity compensation award pursuant to the terms thereof or (y) as a result of a redemption of shares of Class A Common Stock by the Company, or (C) the Board of Directors of the Company, in its sole discretion, makes a contrary determination with respect to the effect of such person’s beneficial ownership (together with all affiliates and associates of such person) with respect to the availability to the Company of its NOLs.

A purchaser, assignee or transferee of the shares of Class A Common Stock (or options or warrants exercisable for Class A Common Stock) from an Exempted Person will not thereby become an Exempted Person, except that a transferee from the estate of an Exempted Person who receives Class A Common Stock as a bequest or inheritance from an Exempted Person shall be an Exempted Person so long as such transferee continues to be the beneficial owner of 4.95% or more of the then outstanding shares of Class A Common Stock.

Exempted Transactions. The following transactions shall be “Exempted Transactions” under the Rights Agreement: any transaction that the Board of Directors of the Company determines, in its sole discretion, is exempt from the Rights Agreement, which determination shall be made in the sole and absolute discretion of the Board of Directors of the Company prior to the date of such transaction, including, without limitation, if the Board of Directors of the Company determines that (i) neither the beneficial ownership of shares of Class A Common Stock or Class B Common Stock by any person, directly or indirectly, as a result of such transaction nor any other aspect of such transaction would jeopardize or endanger the availability to the Company of the Company’s tax benefits or (ii) such transaction is otherwise in the best interests of the Company. In granting an exemption for an “Exempted Transaction”, the Board of Directors of the Company may require any person who would otherwise be an Acquiring Person to make certain representations or undertakings or to agree that any violation or attempted violation of such representations or undertakings will result in such consequences and subject to such conditions as the Board of Directors of the Company may determine in its sole discretion, including that any such violation shall result in such person becoming an Acquiring Person.

Excercisability; Expiration. The Rights are not exercisable until the Distribution Date and will expire on the earliest of (i) the close of business on March 28, 2035, (ii) the time at which the Rights are redeemed pursuant to the Rights Agreement, (iii) the time at which the Rights are exchanged pursuant to the Rights Agreement, (iv) the repeal of Section 382 of the Code or any successor statute if the Board of Directors of the Company determines that the Rights Agreement is no longer necessary or desirable for the preservation of certain tax benefits, (v) the beginning of a taxable year of the Company to which the Board of Directors of the Company determines that certain tax benefits may not be carried forward, or (vi) the first anniversary of adoption of the Rights Agreement if shareholder approval of the Rights Agreement has not been received by or on such date. At no time will the Rights have any voting power.

In the event that an Acquiring Person becomes the beneficial owner of 4.95% or more of the then outstanding shares of Class A Common Stock, each holder of a Right will thereafter have the right to receive, upon exercise, Class A Common Stock (or, in certain circumstances, cash, property or other securities of the Company), having a value equal to two times the exercise price of the Right. The exercise price is the Purchase Price (as defined in the Rights Agreement) times the number of Units associated with each Right (initially, one). Notwithstanding any of the foregoing, following the occurrence of an Acquiring Person becoming such (a “Flip-In Event”), all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person will be null and void. However, Rights are not exercisable following the occurrence of a Flip-In Event until such time as the Rights are no longer redeemable by the Company as set forth below.

For example, at an exercise price of $20.48 per Right, each Right distributed in respect of shares of Class A Common Stock or Class B Common Stock, as the case may be, not owned by an Acquiring Person (or by certain related parties) following an event set forth in the preceding paragraph would entitle its holder to purchase $40.96 worth of Class A Common Stock (or other consideration, as noted above) for $20.48. If the Class A Common Stock at the time of exercise had a market value per share of $10.24, the holder of each valid Right would be entitled to purchase 4 shares of Class A Common Stock for $20.48.

Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of the Company, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to shareholders or to the Company, shareholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Class A Common Stock (or other consideration) of the Company as set forth above or in the event the Rights are redeemed.

Anti-Dilution Provisions. The Purchase Price payable, and the number of Units of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) if holders of the Preferred Stock are granted certain rights or warrants to subscribe for Preferred Stock or convertible securities at less than the current market price of the Preferred Stock, or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

With certain exceptions, no adjustments in the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price. No fractional Units will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Stock on the last trading date prior to the date of exercise.

Exchange. At any time after the Stock Acquisition Date, the Board of Directors of the Company may exchange the Rights (other than Rights owned by an Acquiring Person), in whole or in part, at an exchange ratio equal to (i) a number of shares of Class A Common Stock per Right with a value equal to the spread between the value of the number of shares of Class A Common Stock for which the Rights may then be exercised and the Purchase Price or (ii) if prior to the acquisition by the Acquiring Person of 50% or more of the then outstanding shares of Class A Common Stock, one share of Class A Common Stock per Right distributed in respect of shares of Class A Common Stock or one share of Class B Common Stock per Right distributed in respect of shares of Class B Common Stock (in each case, subject to adjustment).

Redemption. At any time until ten days following the Stock Acquisition Date, the Company may redeem the Rights in whole, but not in part, at a price of $0.001 per Right. Immediately upon the action of the Board of Directors of the Company ordering redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the $0.001 redemption price.

Amendments. Other than those provisions relating to the principal economic terms of the Rights or extension of the Final Expiration Date, any of the provisions of the Rights Agreement may be amended by the Board of Directors of the Company prior to the Distribution Date. After the Distribution Date, the provisions of the Rights Agreement may be amended by the Board in order to cure any ambiguity, to make changes which do not adversely affect the interests of holders of Rights (excluding the interests of any Acquiring Person), or to shorten or lengthen any time period under the Rights Agreement; provided, however, that no amendment to lengthen the time period governing redemption shall be made at such time as the Rights are not redeemable.

Appendix II – Proposed Amendment to the Amended and Restated Certificate of Incorporation

CERTIFICATE OF AMENDMENT
OF
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
COMSTOCK HOLDING COMPANIES, INC.

Comstock Holding Companies, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify:

1. The name of the corporation is Comstock Holding Companies, Inc. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on May 24, 2004 and the Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on December 17, 2004, as amended by that Certificate of Amendment of Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware on June 28, 2011, as amended by that Certificate of Amendment of Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware on June 22, 2012, as amended by that Certificate of Amendment of Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware on June 18, 2015, as amended by that Certificate of Amendment of Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware on September 23, 2015 (as amended, the “Amended and Restated Certificate of Incorporation”).

2. The Board of Directors of the Corporation, at a meeting duly convened on March 12, 2025, adopted resolutions proposing and declaring advisable that Article IV(A)(2)(b) of the Amended and Restated Certificate of Incorporation be amended in its entirety to read as follows:

Each share of Class B Common Stock shall entitle the holder thereof to the Applicable Class B Per Share Vote in person or by proxy on all matters submitted to a vote of the stockholders of the Corporation, except with respect to any Going Private Transaction (as hereinafter defined), which shall be governed by Paragraph (A)(10) of this Article IV. As used herein, “Applicable Class B Per Share Vote” means fifteen (15) votes, provided that (i) in the event the Rights (such term and other capitalized terms used in this Article (IV)(A)(2)(b) and not otherwise defined in this Amended and Restated Certificate of Incorporation having the meanings assigned to such terms in the Section 382 Rights Agreement dated as of March 28, 2025 between the Corporation and Equiniti Trust Company, LLC, as the same may be amended from time to time (the “Rights Plan”)) become exercisable for Class A Common Stock and/or other voting securities in accordance with Section 11 of the Rights Plan, “Applicable Class B Per Share Vote” shall mean the number of votes per share of Class B Common Stock that result in the aggregate voting power of the outstanding Class B Common Stock as a percentage of the total voting power of the outstanding voting securities of the Company immediately following time at which the Rights become so exercisable, when taken together with the aggregate voting power of all such Class A Common Stock and/or other voting securities issuable upon exercise of Rights distributed with respect to the Class B Common Stock, being equal to the aggregate voting power of the outstanding Class B Common Stock as a percentage of the total voting power of the outstanding voting securities of the Company immediately prior to the time at which the Rights become so exercisable, assuming the exercise of all Rights (taking into account from time to time each adjustment to the number of shares of Class A Common Stock or other voting securities so issuable, each adjustment to the Purchase Price and each adjustment to the number of outstanding Rights that is given effect in accordance with the terms of the Rights Plan), and (ii) in the event the Board of Directors of the Company takes an action to exchange all or any portion of the Rights for shares of Class A Common Stock and/or other voting securities in accordance with Section 27 of the Rights Plan, from and after the date of such action, the calculation of the Applicable Class B Per Share Vote to be made pursuant to clause (i) of this proviso shall be made by substituting for the number of shares of Class A Common Stock and other voting securities issuable upon exercise of the Rights to be so exchanged the number of shares of Class A Common Stock and other voting securities to be issued in exchange for such Rights.

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3. This Certificate of Amendment was duly adopted by the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, Comstock Holding Companies, Inc. has caused this Certificate of Amendment to be executed as of this [____] day of June, 2025.
COMSTOCK HOLDING COMPANIES, INC.

    By:
Christopher Clemente, Chief Executive Officer

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COMSTOCK

P.O. BOX 8016, CARY, NC 27512-9903

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Comstock Holding Companies, Inc.

Annual Meeting of Stockholders

For Stockholders of record as of April 14, 2025

Wednesday, June 11, 2025 9:00 AM, Eastern Time

YOUR VOTE IS IMPORTANT!
PLEASE VOTE BY: 9:00 AM, Eastern Time, June 11, 2025.

Internet:
www.proxypush.com/CHCI
- Cast your vote online
- **Have your Proxy Card ready**
- Follow the simple instructions to record your vote

Phone:
1-866-670-1365
- Use any touch-tone telephone
- **Have your Proxy Card ready**
- Follow the simple recorded instructions

Mail:
- Mark, sign and date your Proxy Card
- Fold and return your Proxy Card in the postage-paid envelope provided

This proxy is being solicited on behalf of the Board of Directors

The undersigned stockholder of Comstock Holding Companies, Inc. (the Company"), a Delaware corporation, hereby acknowledges receipt of the notice of the 2025 Annual Meeting of Stockholders and appoints Christopher M. Guthrie and Robert P. Demchak (the "Named Proxies"), and each or either of them, as proxy and attorney-in-fact of the undersigned, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2025 Annual Meeting of Stockholders and any adjournment or postponement thereof, and authorizes them, and each of them, to vote all the shares of common stock of the "Company" the undersigned is entitled to vote, upon the matters specified and upon such other matters as may be properly brought before the 2025 Annual Meeting of Stockholders or any adjournment or postponement thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION ON EACH PROPOSAL. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

Important Notice Regarding the Availability of Proxy Materials for the 2025 Annual Meeting of Stockholders to be held on June 11, 2025: The Proxy Statement and 2024 Annual Report are available at www.proxydocs.com/CHCI

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card or give your telephone or Internet proxy.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

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COMSTOCK

Comstock Holding Companies, Inc. Annual Meeting of Stockholders

Please make your marks like this: ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:
FOR ALL NOMINEES LISTED IN PROPOSAL 1, FOR PROPOSALS 2, 3, 5 AND 6, AND 1 YEAR ON PROPOSAL 4.

☐ **Check here if you would like to attend the meeting in person.**

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Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable) ____________ Date ____________ Signature (if held jointly) ____________ Date ____________